OMNICOM GROUP INC.
437 Madison Avenue
New York, New York 10022

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

Meeting Date:	Tuesday, May 22, 2007

Time:	10:00 a.m. Mountain Daylight Time

Place:	The Integer Group-Denver 7245 West Alaska Drive Lakewood, Colorado 80226

Subject:	Election of directors

Ratification of the appointment of KPMG LLP as our independent auditors for the 2007 fiscal year

Record Date:	April 6, 2007

        Shareholders will also transact any other business that is properly presented at the meeting. At this time, we know of no other matters that will be presented.

        The Board recommends that shareholders vote FOR the election of the directors, the ratification of the appointment of KPMG LLP and the approval of the 2007 Incentive Award Plan.

        Please sign and return your proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you plan to attend the 2007 Annual Meeting.

MICHAEL J. O’BRIEN Secretary

New York, New York
April 23, 2007

OMNICOM GROUP INC.
437 Madison Avenue
New York, New York 10022

PROXY STATEMENT

        The Board of Directors of Omnicom Group Inc., a New York corporation (“Omnicom,” “we,” “us” or “our”), is using this Proxy Statement to solicit proxies for our 2007 Annual Meeting of Shareholders on Tuesday, May 22, 2007, at 10:00 a.m. Mountain Daylight Time, at The Integer Group-Denver, 7245 West Alaska Drive, Lakewood, Colorado 80226 and at any adjournments or postponements of the Annual Meeting. This Proxy Statement and the accompanying proxy card are being mailed on or about April 23, 2007.

        Holders of our common stock, par value $0.15 per share, as of the close of business on April 6, 2007, will be entitled to vote their shares at the 2007 Annual Meeting. On that date, there were 166,285,858 shares of our common stock outstanding, each of which is entitled to one vote for each matter to be voted on at the Annual Meeting.

        You can vote your shares:

•	by returning the enclosed proxy card;
•	through the Internet at the website shown on the proxy card;
•	by telephone using the toll-free number shown on the proxy card; or
•	in person at the 2007 Annual Meeting.

        Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on Monday, May 21, 2007. For shares held in our employee retirement savings plan and/or our employee stock purchase plan, however, votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on Thursday, May 17, 2007. Internet and telephone voting are available 24 hours a day and, if you use one of these methods, you do not need to return a proxy card. If you attend the meeting and vote in person, your vote will supersede any earlier voting instructions.

        You may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the 2007 Annual Meeting. Cameras, recording devices and other electronic devices will not be permitted at the 2007 Annual Meeting.

        If you hold shares in “street name” (that is, through a bank, broker or other nominee) and would like to attend the 2007 Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of our common stock on April 6, 2007, the record date for voting. Alternatively, in order to vote, you may obtain a proxy from your bank, broker or other nominee and bring the proxy to the 2007 Annual Meeting.

        Additional information about the meeting is included below in this Proxy Statement in the section entitled “Information About Voting and the Meeting.”

CORPORATE GOVERNANCE

Board Composition; Stock Ownership Guidelines

        Our Board currently consists of 11 directors: nine independent or outside directors, our Chairman of the Board (Bruce Crawford) and our President and Chief Executive Officer (John Wren). Each director stands for election annually. Biographical information and information about the committees on which our directors serve is included below in this Proxy Statement in the section entitled “Items To Be Voted On: Item 1 – Election of Directors.”

        Our outside directors are Robert Charles Clark, Leonard S. Coleman, Jr., Errol M. Cook, Susan S. Denison, Michael A. Henning, John R. Murphy, John R. Purcell, Linda Johnson Rice and Gary L. Roubos. Our

Board has determined that all of our outside directors are “independent” within the meaning of the rules of the New York Stock Exchange, Inc. (“NYSE”), as well as under our Corporate Governance Guidelines. In determining that each of our outside directors is independent, the Board took into consideration the answers to annual questionnaires completed by each of the directors, which covered any transactions with director-affiliated entities. The Board also considered that Omnicom and its subsidiaries occasionally in the ordinary course of business, sell products and services to, and/or purchase products and services from, entities (including charitable foundations) with which certain directors are affiliated. The Board determined that these transactions were not otherwise material to the entity or Omnicom and that none of our directors had a material interest in the transactions with these entities. The Board therefore determined that none of these relationships impaired the independence of any outside director.

        As a matter of policy, the independent non-management directors regularly meet in executive session, without management present, and met five times in 2006. Mr. Purcell, the Chairman of our Governance Committee, presided at these executive sessions.

        The Board encourages stock ownership by directors and senior managers. As described below, on average over 60% of the directors’annual compensation is paid in common stock and directors are permitted to elect to receive all or a portion of their cash director compensation in common stock. Information about stock ownership by our directors and executive officers is included below in the section entitled “Stock Ownership” and information about stock ownership guidelines for our directors is included below in the section entitled “Directors’ Compensation for Fiscal 2006.”

Board Operations

        Our Board met six times during 2006. The Board’s policy is generally to conduct specific oversight tasks through committees, with the objective of freeing the Board as a whole to focus on strategic matters as well as particular tasks that by law or custom require the attention of the full Board. Our Board has established five standing committees, functioning in the following areas:

•	audit and financial reporting
•	management/compensation
•	corporate governance
•	finance and acquisitions/divestitures
•	qualified legal compliance

        Each of the committees operates under a written charter recommended by the Governance Committee and approved by the Board and the Board operates pursuant to our Corporate Governance Guidelines. Each Board committee is authorized to retain its own outside advisors. Our Corporate Governance Guidelines and committee charters are posted on our website at http://www.omnicomgroup.com.

        Audit Committee: The Audit Committee’s purpose is to assist the Board in carrying out its oversight responsibilities relating to financial reporting. In this regard, the Audit Committee assists Board oversight of (a) the integrity of our financial statements, (b) compliance with legal and regulatory requirements, (c) the qualifications and independence of our independent auditors, and (d) the performance of our internal audit function and independent auditors. Furthermore, the Audit Committee prepares the report included below in the section entitled “Audit Related Matters: Audit Committee Report.” Among other responsibilities, the Audit Committee has the power to retain or dismiss, and to approve the compensation of, our independent auditors.

        The members of our Audit Committee are Messrs. Murphy (Committee Chair), Clark, Cook and Henning. The Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and Rule 10A-3 of the Securities and Exchange Act. The Board has also determined that each member of our Audit Committee is an “audit committee financial expert”within the meaning of the regulations of the U.S. Securities and Exchange Commission (“SEC”), and is “financially literate” and has “accounting or related financial management expertise,” as such qualifications are defined under the rules of the NYSE.

        The Audit Committee met 11 times last year.

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        Compensation Committee: The Compensation Committee’s purpose is to assist the Board in carrying out its oversight responsibilities relating to compensation matters, to prepare a report on executive compensation for inclusion in our annual Proxy Statement and to serve as the Board committee authorized to administer and approve awards under our equity and other compensation plans. The report of the Compensation Committee is included below in this Proxy Statement in the section entitled “Executive Compensation: Compensation Committee Report.”

        None of our Compensation Committee members is a current or former employee or officer of Omnicom or its subsidiaries. None of the Compensation Committee members had any relationship requiring disclosure by Omnicom under Item 404 of the SEC’s Regulation S-K during 2006 or before. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has an executive officer serving as a member of Omnicom’s Board of Directors or Compensation Committee.

        The members of our Compensation Committee are Messrs. Roubos (Committee Chair) and Coleman and Mses. Denison and Rice. The Board has determined that each member of our Compensation Committee is “independent” within the meaning of the rules of the NYSE and a “non-employee director” within the meaning of the regulations of the SEC.

        The Compensation Committee met seven times last year.

        Governance Committee: The Governance Committee’s purpose is to assist the Board in carrying out its oversight responsibilities relating to the composition of the Board and certain corporate governance matters. As part of its responsibilities, the committee considers and makes recommendations to the full Board with respect to the following matters:

•	nominees for election to the Board and committees it establishes from time to time and criteria therefor;
•	the functions of the Board committees;
•	standards and procedures for review of the Board’s performance;
•	our corporate governance policies generally, including with respect to director qualification standards, responsibilities, access to management and independent advisors, compensation, orientation and education, and performance evaluation;
•	management succession;
•	the Code of Conduct applicable to our directors, officers and employees; and
•	the Governance Committee’s performance of its own responsibilities.

        The members of our Governance Committee are Messrs. Purcell (Committee Chair), Clark, Coleman and Murphy, and Mses. Denison and Rice. The Board has determined that each member of our Governance Committee is “independent” within the meaning of the rules of the NYSE.

        The Governance Committee met five times last year.

        Nominations for directors may be made only by the Board or a Board committee, or by a shareholder entitled to vote who delivers notice along with the additional information and materials required by our by-laws to our corporate secretary not later than 60 days prior to the date set for the annual meeting. You can obtain a copy of the full text of the by-law provision noted above by writing to our corporate secretary at our address on the cover of this Proxy Statement or on our website at http://www.omnicomgroup.com. Our by-laws have also been filed with the SEC.

        The Governance Committee will consider all candidates recommended by our shareholders in accordance with the procedures included in our by-laws and this Proxy Statement. We did not receive any recommended nominees from shareholders this year. Any future director candidates recommended by shareholders that are properly submitted will be considered in the same manner in which the Governance Committee evaluates nominees submitted by the Board or Governance Committee.

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        Our Board seeks to assure that it is composed of individuals with substantial experience and judgment from diverse backgrounds. Our Governance Committee considers the following qualifications and skills of director nominees:

•	their independence;
•	their background and experience in relation to other members of the Board; and
•	their commitment to the time required to discharge their duties.

        The Governance Committee reviews the composition of the Board at least annually and recommends to the full Board nominees for election. The Governance Committee identifies the skills and experience needed to replace any departing director and may perform research, including engaging third parties, to identify and evaluate director candidates.

        Finance Committee: The Finance Committee’s purpose is to assist the Board in carrying out its oversight responsibilities relating to financial matters affecting Omnicom, including in respect of acquisitions, divestitures and financings.

        The members of our Finance Committee are Messrs. Crawford (Committee Chair), Purcell and Roubos.

        The Finance Committee met nine times last year.

        Qualified Legal Compliance Committee: Our Qualified Legal Compliance Committee (“QLCC”) is comprised of the current members of our Audit Committee. As contemplated by SEC rules on corporate governance, the purpose of the QLCC is to receive, investigate and recommend responses to reports made by attorneys employed or retained by Omnicom or one of its subsidiaries of evidence of a material violation of U.S. federal or state securities law, a material breach of fiduciary duty arising under U.S. federal or state law or a similar material violation of any U.S. federal or state law. The QLCC only meets when necessary and did not meet in 2006.

Director Attendance

        Attendance at Board and committee meetings during 2006 averaged 98% for the directors as a group. Each of our directors attended at least 94% of the meetings of the Board and the committees of the Board on which he or she served during 2006. In 2006, all of our directors attended the Annual Meeting other than Messrs. Murphy and Purcell, who were unable to attend due to medical reasons. We encourage our directors to attend our annual meetings, and in 2004 and 2005, each of the directors attended the annual meetings.

Ethical Business Conduct

        We have a Code of Conduct designed to assure that our business is carried out in an honest and ethical way. The Code of Conduct applies to all of our, and our majority-owned subsidiaries,’ directors, officers and employees and requires that they avoid conflicts of interest, comply with all laws and other legal requirements and otherwise act with integrity. In addition, we have adopted a Code of Ethics for Senior Financial Officers regarding ethical action and integrity relating to financial matters applicable to our senior financial officers. Our Code of Conduct and Code of Ethics for Senior Financial Officers are available on our website at http://www.omnicomgroup.com, and are also available in print to any shareholder that requests them. We will disclose any future amendments to, or waivers from, certain provisions of these ethical policies and standards for senior financial officers, executive officers and directors on our website within the time period required by the SEC and the NYSE.

        We also have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters, as well as possible violations of our Code of Conduct or Code of Ethics for Senior Financial Officers. The procedures are posted on our website and the websites of our various global networks.

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Shareholder Communications With Board Members

        Shareholders may communicate with the outside directors or Chairs of our Audit, Compensation, Finance and Governance Committees on board-related issues by writing to the Committee Chairs or to the outside directors as a group c/o Corporate Secretary at Omnicom Group Inc., 437 Madison Avenue, New York, New York 10022. The envelope should clearly indicate the person or persons to whom the Corporate Secretary should forward the communication. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Omnicom’s Executive Compensation Program and Philosophy

        Overall Compensation Objectives

        The Compensation Committee is responsible for establishing, implementing and monitoring Omnicom’s executive compensation policies and program. Each year, the Compensation Committee recommends to the Board of Directors, and the full Board of Directors provides input on and ratifies, the President and Chief Executive Officer’s compensation, including bonus. Also on a yearly basis, the Compensation Committee reviews and approves the compensation of the Chief Financial Officer and the other individuals included in the Summary Compensation Table on page 13, collectively referred to as the “named executive officers.”

        The objectives of the Compensation Committee in establishing our executive compensation policies and program are the following:

•	Attract, motivate and retain talented executives who are a critical component of our long-term success;
•	Ensure that executives are provided sufficient incentives and compensation in a way that aligns their performance with our corporate strategies and business objectives and the short and long-term interests of shareholders;
•	Heighten the incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas; and
•	Enhance the executives’ incentive to increase our stock price and maximize shareholder value, as well as promote the retention of key people, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in our company.

        The overarching goal of our overall compensation program is to attract, motivate and retain those uniquely talented and highly qualified executive officers necessary for our continued success. We achieve this goal by paying each executive competitively and in proportion to both our success and the individual performance of such executive officer, which is measured by looking at factors such as the success of such executive’s individual business unit (referred to as a “network” in this discussion), his contribution to that success, and various personal performance factors, which may include such qualitative factors as organizational leadership, staff development, progress toward strategic initiatives and client development. Due to the diversity and breadth of our many companies, there is no standard compensation formula that can be applied to all of our executives. Instead, the Compensation Committee must consider all potential key compensation elements and combine base salary, performance-based bonus, benefits and perquisites, together with long-term incentive compensation, that, in total, proves competitive relative to the compensation paid to similarly situated executives of other business services companies of similar size, geographic reach and financial characteristics. The optimal compensation package for a named executive officer varies, to some extent, based upon the business needs and realities confronting such executive.

        The Compensation Committee believes compensation should be structured to ensure that a significant portion is contingent upon the profitability of Omnicom and individual performance (which, in the case of each of Messrs. Harrison, Robertson and Dru, collectively referred to in this analysis as the “network named executive officers,” is measured in part by the success of the network with which he is associated). Accordingly,

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Omnicom sets goals designed to link each named executive officer’s compensation both to Omnicom’s performance and individual performance.

        Consistent with our performance-based philosophy, Omnicom provides a base salary to our named executive officers, but the incentive-based component of their compensation has the potential to be significantly larger. For Omnicom’s senior executive management team, comprised of the President and Chief Executive Officer, Chief Financial Officer and the network named executive officers, Omnicom reserves the largest potential compensation awards for performance- and incentive-based programs. Those programs include annual and long-term awards based on the independent financial performance of Omnicom and the network named executive officer’s performance. Those programs largely provide compensation in the form of both cash and equity, to provide incentives to reward both short-term and long-term performance of Omnicom.

        The Compensation Committee allocates total compensation between cash and equity compensation to motivate each named executive officer to achieve performance criteria established by Omnicom and reward him for his achievements, while considering the balance between providing short-term incentives and long-term parallel investment with shareholders to align the interests of management with shareholders, in light of the named executive officer’s current equity holdings. The balance between cash and equity compensation among named executive officers, and separately among members of the senior executive management team, is evaluated annually using the above criteria. To tie compensation to performance, there is no guaranteed minimum award of compensation under Omnicom’s performance-based incentive program.

        Determination of Compensation Awards and Competitive Considerations

        The Compensation Committee has the primary authority to determine or approve the compensation awards for Omnicom’s named executive officers, subject to the full Board of Directors’ input and ratification in the case of the President and Chief Executive Officer’s compensation. A third party compensation consultant, Frederic W. Cook & Co., Inc., was retained by the Compensation Committee to assist it in evaluating certain of the key elements of the compensation program and to conduct a review of the total compensation of Omnicom’s President and Chief Executive Officer, Chief Financial Officer and other named executive officers. The compensation consultant conducted a competitive analysis of Omnicom’s total compensation levels and provided advice to the Compensation Committee with respect to competitive practices and the amounts and nature of compensation paid to executive officers. The compensation consultant also provided advice with respect to the appropriate levels of salary, bonus and long-term equity compensation payable to Omnicom’s named executive officers. In addition, the compensation consultant provided advice with respect to certain elements of the Senior Executive Restrictive Covenant and Retention Plan, which was adopted in December 2006 (the “Retention Plan”), and is discussed below in the section entitled “Potential Payments Upon Termination of Employment or Change in Control”.

        To further aid the Compensation Committee in making its compensation determinations, the Chief Executive Officer annually reviews the performance of each named executive officer, excluding himself. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and bonus amounts, are presented to the Compensation Committee, which also annually reviews the performance of Omnicom’s senior executive management team. The Compensation Committee considers the Chief Executive Officer’s recommendations, but ultimately exercises its discretion in modifying any compensation recommended by the Chief Executive Officer.

        As discussed above, Omnicom sets base salary structures and annual incentive targets for its named executive officers to be competitive with the compensation awarded to comparable executives at its competitors in the peer group of business services, global advertising, specialty communications, marketing and media buying companies. We strongly believe that retaining the best talent among our senior executive management team is the key to Omnicom’s continued growth and profitability. To retain and motivate these key individuals, the Compensation Committee has determined that it is in the best interests of Omnicom and its shareholders to negotiate total compensation packages with Omnicom’s senior executive management that are highly competitive with the peer group described above for compensation paid by the such companies. Actual pay for each named executive officer is determined around this structure, driven by the performance of the executive over time, as well as the annual performance of Omnicom.

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        Executive Compensation Practices

        Omnicom’s practices with respect to the three key compensation components, base salary, annual performance-based awards and long-term stock-based compensation, as well as other elements of compensation, are described below and are followed by a discussion of the specific factors considered in determining various components of fiscal year 2006 compensation for the named executive officers.

        Base Salary

        Purpose. The objective of base salary is to reward individual performance by providing a small portion of compensation to the named executive officer that is not “at risk” like incentive bonuses or restricted stock. Base salary reflects (i) the named executive officer’s value to Omnicom and, if appropriate, the network with which he is associated, (ii) the executive’s level of responsibility and (iii) market competitiveness.

        Considerations. The minimum salary for one of the named executive officers is determined by his employment agreement. This minimum salary, the amount of any increase over this minimum and salaries for named executive officers whose salaries are not specified in an agreement are determined by the Compensation Committee and, in the case of the President and Chief Executive Officer, ratified by the full Board of Directors’ based on a variety of factors, including those listed above in addition to:

•	Omnicom’s profitability and individual performance, including the profitability of the executive’s network, as applicable;
•	the experience and expertise of the individual executive;
•	executive compensation practices of other business services companies of similar size, geographic reach and financial characteristics; and
•	the recommendation of the Chief Executive Officer (except in the case of his own compensation).

        In setting base salaries, the Compensation Committee reviewed data from an independently conducted competitive analysis, which included actual salaries reported in the proxy statements of selected companies.

        Adjustments in base salary for named executive officers are discretionary and, where not specified by contract, are generally considered no more frequently than every 24 months. While base salaries are not considered by the Internal Revenue Service to constitute performance-based compensation, Omnicom determines base salary increases based upon the performance of the named executive officers as assessed by the Compensation Committee and, for named executive officers other than himself, the Chief Executive Officer. No formulaic base salary increases are provided to the named executive officers.

        In setting salaries, the Compensation Committee considers the importance of placing a high proportion of compensation “at risk”in the form of an annual performance-based bonus, which is tied to company and individual performance, as well as long-term stock-based compensation, which is tied to Omnicom stock price performance and compliance with certain restrictive covenants as discussed below.

        Fiscal Year 2006 Decisions. For the 2006 fiscal year, after taking into consideration each named executive officer’s base salary and overall compensation opportunities, the Compensation Committee decided not to increase the base salaries of the named executive officers.

        Annual Performance-Based Compensation Awards

        Purpose. One key component of our compensation program is an annual performance-based bonus awarded pursuant to Omnicom’s Senior Management Incentive Plan (the “Incentive Bonus Plan”). Under the Incentive Bonus Plan, eligible executive officers may, subject to Compensation Committee oversight and discretion (subject to Board input and ratification in the case of the President and Chief Executive Officer), receive annual bonuses linked to specific performance criteria and targets. It is Omnicom’s philosophy that its named executive officers should be rewarded for the achievement of performance targets designed to measure Omnicom’s performance and the individual executive’s contributions to that performance. In addition, with respect to network named executive officers, additional performance targets designed to measure the network’s performance and the individual executive’s contribution to that performance are also included.

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        Considerations. In determining the performance-based compensation awarded to named executive officers pursuant to the Incentive Bonus Plan, we evaluate the performance of Omnicom and the performance of the individual executives in a number of areas. The annual process and material elements for awarding bonuses are described below.

(1)	Participants. Prior to the beginning of the fiscal year, the Compensation Committee designates the officers who will participate in the Incentive Bonus Plan for that fiscal year.

(2)	Omnicom performance goals. Early in the fiscal year, the Compensation Committee, with the assistance of Omnicom’s President and Chief Executive Officer (except in the case of his own compensation) establishes performance criteria and bonus award targets for Omnicom. These targets are based on Omnicom’s profitability, measured by comparing Omnicom’s fully diluted earnings per share, before special charges, extraordinary items and the effect of any changes in accounting principles against the prior fiscal year. The bonus targets for both Omnicom’s President and Chief Executive Officer, and Chief Financial Officer are based upon the percentage increase in such earnings per share over the prior fiscal year. Actual bonus amounts, however, may be adjusted. As discussed below, the Compensation Committee may exercise its negative discretion by reducing bonus awards or declining to give a bonus at all, even if targets are achieved, based on its consideration of other factors, such as revenue growth, net income growth and the qualitative factors discussed above. The Compensation Committee set a very high bar for achieving a maximum bonus under the Incentive Bonus Plan and the Compensation Committee generally sets the target performance requirements so that it is relatively difficult to achieve. It took the same approach for the 2006 fiscal year.

(3)	Network performance goals. At the same time as the Omnicom performance criteria and targets are established, the Compensation Committee designates the individual and network performance criteria and targets for the determination of the bonuses payable to network named executive officers. The use of network performance goals allows the Compensation Committee to consider the network’s performance in determining the bonuses paid to network named executive officers, while also factoring in Omnicom’s overall performance. Actual bonus amounts, however, may be adjusted. As discussed below, the Compensation Committee may exercise its negative discretion by reducing bonus awards or declining to give a bonus at all, even if targets are achieved.

(4)	Compensation targets. The Compensation Committee establishes a range of bonus amounts for each of the named executive officers. The compensation targets established by the Compensation Committee for Omnicom’s named executive officers are not uniform.

(5)	Measuring performance. Upon the completion of the fiscal year, the Compensation Committee assesses the performance of Omnicom and the networks for each of the established performance objectives, comparing the actual performance results with the performance targets and related compensation targets.

        Discretion. Although each named executive officer is eligible to receive targeted awards pursuant to the Incentive Bonus Plan if the performance criteria are met, the granting of a bonus to any named executive officer is entirely at the discretion of the Compensation Committee.

(1)	Negative discretion. The Compensation Committee may exercise negative discretion in choosing to award a named executive officer the earned bonus or not, and in determining the actual level of award despite the achievement of established targets, in each case in light of all factors deemed relevant by the Compensation Committee.

(2)	Cash/restricted stock mix. In the event that the Compensation Committee elects to award a bonus, the Committee may exercise its discretion in electing to pay a certain amount of that bonus in restricted shares of Omnicom stock instead of cash.

(3)	Accounting changes/extraordinary events. To the extent achieving the performance criteria described above may be impacted by changes in accounting principles and extraordinary, unusual or infrequently occurring events reported in Omnicom’s public filings, the Compensation Committee exercises its judgment whether to reflect or exclude their impact.

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        Fiscal Year 2006 Decisions. Following the end of the 2006 fiscal year, the Compensation Committee awarded each named executive officer an award under the Incentive Bonus Plan based on the performance goals and qualitative considerations discussed above. The Compensation Committee awarded the specific bonus amounts set forth in the Summary Compensation Table on page 13. The bonus amounts can be compared to target and maximum bonus potential in the Grants of Plan-Based Awards Table on page 14.

        Long-Term Incentive Compensation

        Purpose. We believe that an equity ownership stake in Omnicom is important to link a named executive officer’s compensation to the performance of Omnicom’s stock and shareholder gains. Grants of restricted stock and stock options that vest over a multi-year period serve to directly align the interests of the shareholders with those of the named executive officers by awarding the creation and preservation of long-term shareholder value.

        Mix of restricted stock and stock options. Omnicom’s long-term incentive compensation program has historically included a mix of restricted stock and stock option awards. Since 2003, however, Omnicom has not granted stock options to its senior management team based on the determination by the Compensation Committee that the senior management team held options sufficient to align management’s interest in increasing Omnicom’s stock price with that of Omnicom’s shareholders. The Committee may in the future award stock options or otherwise may adjust the mix of stock options and restricted stock awards as it determines will best motivate the named executive officers to manage Omnicom in a manner consistent with the interests of our shareholders.

        Restricted stock. The Compensation Committee grants restricted stock awards annually to a relatively broad group of key executives based upon the executive’s level of responsibility and the Committee’s judgment of the executive’s current and expected future contribution to Omnicom’s performance. In general, the Compensation Committee assesses an executive’s performance by evaluating his or her contribution to Omnicom and the network applicable to such executive, along with the various personal performance factors discussed above. More specifically, in determining the actual annual grants of restricted stock, the Compensation Committee evaluates total compensation packages, the stock holdings of each named executive officer, and the recommendations of the President and Chief Executive Officer (except in the case of his own compensation). Restricted stock awards typically vest over a period of five years, with 20% vesting each year. The restricted stock is subject to forfeiture if a participant’s employment is terminated for certain reasons before the shares become vested. Upon award, the executive pays Omnicom the par value amount. During the award cycle, participants receive dividends on and have the right to vote the awarded shares.

        Stock options. In the past three years, the Compensation Committee has not awarded stock options to Omnicom named executive officers and has awarded stock options to a very small group of executives pursuant to obligations under employment agreements. The Compensation Committee may grant stock options in the future. In determining whether to grant stock options, the Compensation Committee evaluates total compensation packages, the stock holdings of each named executive officer, and the recommendations of the President and Chief Executive Officer (except in the case of his own compensation). Stock options are granted with an exercise price no less than the fair market value of Omnicom’s stock on the day of grant and generally vest over a period of three years and expire after seven to 10 years. In 2001, however, the Compensation Committee granted stock options to each of the named executive officers all of which vest after a period of six years, subject to acceleration in certain events including the attainment of certain share price thresholds and expire after 10 years.

        Compensation forfeiture/clawback policy. Omnicom has established a forfeiture policy relating to stock option and restricted stock awards. Under these forfeiture provisions, employees that violate non-competition or non-solicitation agreements, confidentiality and certain other restrictive covenants, will forfeit any outstanding awards as of the date such violation is discovered, whether vested or unvested, and will have to return any gains realized from the sale or transfer of Omnicom common stock acquired through a grant of restricted stock or the exercise of an option.

        Fiscal year 2006 decisions. Due to the revenue growth of his network in fiscal year 2006, Thomas Harrison was awarded restricted stock pursuant to the Omnicom Equity Incentive Plan.

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        Equity Compensation Policies. The Compensation Committee evaluates the allocation of equity awards among stock options, restricted stock, performance-based awards that are payable in shares or such other consideration as the Compensation Committee may specify upon the achievement of performance goals established by the Compensation Committee, or other awards available under Omnicom’s Equity Incentive Plan. Omnicom grants all equity incentive awards based on the fair market value as of the date of grant. Omnicom does not have a policy of granting equity-based awards at less than fair market value. The exercise price for stock option grants and similar awards is determined by reference to the fair market value on the date of grant.

        Omnicom recently adopted a policy regarding grants of equity awards. This policy provides, among other things, that grants of equity awards to non-employee members of the Board of Directors shall be approved by the full Board and any other grants must be approved by the Compensation Committee. With limited exception, the grant date of any equity award will be the date of the Board or Committee meeting at which the award is approved and the exercise price, if applicable, will be no less than the fair market value of Omnicom’s common stock on such date. No equity awards are expected to be granted during black-out trading periods, and no changes will be made to approved awards without appropriate approval.

        Deferred Compensation

        Deferred Restricted Stock Plan. Omnicom’s executive officers are eligible to defer some or all of the shares of restricted stock to which they are entitled. The shares may be deferred until either a date selected by the executive officer or until termination of employment. Omnicom pays participants an amount equal to the cash dividends that would have been paid on the shares in the absence of a deferral election. Omnicom’s Deferred Restricted Stock Plan is designed to comply with Internal Revenue Code Section 409A and the rules and regulations promulgated thereunder.

        Deferred Compensation Plan. Omnicom’s executive officers may also defer some or all of any cash component of their annual incentive bonus. The amounts may be deferred until either a date selected by the executive officer or until termination of employment. At the participant’s option, payments may be made in 10 annual installments after termination of employment or in a lump sum on the date selected by the executive officer. Payment is accelerated in the event the participant dies or in the event of a change in control of Omnicom. In addition, at the discretion of the Compensation Committee, payment may be accelerated if a participant encounters a financial emergency as is required to meet the immediate financial need.

        Amounts deferred in any year earn interest at an annual rate equal to the yield on 1-year Treasury bills plus two percentage points, but such annual rate may not be less than the rate which is two percentage points below the Prime Rate as reported in the Wall Street Journal. Interest is calculated on a pro rata basis and is adjusted in respect of amounts, if any, paid out during the year. Omnicom’s Deferral Compensation Plan is designed to comply with Internal Revenue Code Section 409A and the rules and regulations promulgated thereunder. None of the named executive officers have deferred compensation under this plan.

        Employment and Retention Agreements

        Omnicom has entered into Award Agreements with Messrs. Wren, Weisenburger and Robertson pursuant to the Retention Plan and executive salary continuation agreements with Messrs. Harrison and Dru. These arrangements are discussed in greater detail in the section below entitled “Potential Payments Upon Termination of Employment or Change in Control.”

        Benefits and Perquisites

        Benefits and perquisites are determined by Omnicom or the individual network that employs a named executive officer, as applicable. The Compensation Committee believes that Omnicom and each network is in a better position to determine the mix of benefits and perquisites that should be offered to its executives since they should reflect the business needs and realities confronting Omnicom and each network.

        Retirement Savings Plan. Each of Omnicom, BBDO Worldwide and TBWA Worldwide are participating employers in the Omnicom Group Retirement Savings Plan, which is a tax-qualified defined contribution plan. All employees who meet the Plan’s eligibility requirements may elect to participate in the 401(k) feature of the

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Plan and may also receive a company matching and/or profit sharing contribution based on the Plan’s provisions and the discretion of Omnicom and each participating employer.

        Omnicom and BBDO Worldwide make discretionary profit-sharing contributions after the end of the Plan year. The amount contributed is a percentage of eligible compensation, up to the limitations imposed by the Internal Revenue Code. BBDO Worldwide and TBWA Worldwide make discretionary 401(k) matching contributions after the end of the Plan year.

        Insurance. Omnicom and BBDO Worldwide and, as required by French law, TBWA Worldwide pay employer premiums for life insurance for the named executive officer(s) employed by such network. Omnicom pays for medical, dental and disability insurance for Mr. Harrison.

        Other perquisites. We procure aircraft usage from an unrelated third-party vendor. In some instances, in the interest of security, Omnicom makes available to Messrs. Wren and Weisenburger personal use of corporate aircraft hours. Omnicom is reimbursed by Messrs. Wren and Weisenburger for this use based on the Standard Industry Fare Level (SIFL) tables prescribed under IRS regulations promptly after the cost of the flight is incurred. Additional perquisites and benefits are set forth in the notes to the Summary Compensation Table on page 13.

        Total Compensation

        In determining the optimal compensation packages for each named executive officer, the Compensation Committee considers both the total compensation amount that may be awarded to any named executive officers and the contribution that each component makes to the total compensation mix, including base salary, annual incentive bonus and long-term incentive compensation. The Compensation Committee also considers the other benefits to which the officer is entitled, including compensation payable upon termination of employment under a variety of circumstances. The Compensation Committee strives to construct total compensation awards for Omnicom’s senior-most talent that are both fair and competitive when all elements are taken into account.

        Accounting and Tax Considerations

        IRC Section 162(m)

        Section 162(m) limits the tax deduction for compensation in excess of $1 million paid in any one year to its Chief Executive Officer and certain other executive officers unless the compensation is “qualified performance-based compensation.” Under Omnicom’s Incentive Bonus Plan, payments of bonuses will constitute “qualified performance-based compensation” under the provisions of Section 162(m) if payable on account of the attainment of one or more pre-established, objective performance goals included in the Incentive Bonus Plan. The Compensation Committee reserves the right to pay Omnicom’s employees, including participants in the Incentive Bonus Plan, other amounts which may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code. Omnicom’s Equity Incentive Plan was approved by its shareholders pursuant to the requirements of Section 162(m) so that awards earned under these plans will qualify for tax deduction by Omnicom when paid.

        The Compensation Committee considers the anticipated tax treatment to Omnicom in its review and establishment of compensation programs and awards. The Compensation Committee intends to continue to consider the deductibility of compensation as a factor in assessing whether a particular arrangement is appropriate given the goals of maintaining a competitive executive compensation system generally, motivating executives to achieve corporate performance objectives and increasing shareholder value.

        Accounting for Stock-Based Compensation

        Omnicom accounts for stock-based compensation including its restricted stock and stock option awards in accordance with the requirements of FASB Statement 123R.

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Compensation Committee Report

        The Compensation Committee, which is comprised solely of independent members of the Board of Directors, has reviewed the “Compensation Discussion and Analysis” and discussed the analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in Omnicom’s 2006 Annual Report on Form 10-K and this Proxy Statement.

Members of the Compensation Committee Gary L. Roubos, Chairman Leonard S. Coleman, Jr. Susan S. Denison Linda Johnson Rice

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Summary Compensation Table

Name and Principal Position of Executive	Year	Salary ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
John D. Wren President and Chief Executive Officer of Omnicom	2006	$1,000,000		—	$5,952,500	$6,000,000	$288,534	$13,241,034

Randall J. Weisenburger Executive Vice President and Chief Financial Officer of Omnicom	2006	$ 975,000		$398,848	$1,866,400	$4,500,000	$250,961	$ 7,991,209

Jean-Marie Dru Chief Executive Officer of TBWA Worldwide	2006	$1,007,560	(1)	$340,385	$ 540,000	$2,400,000	$ 75,816	$ 4,363,761

Thomas L. Harrison Chairman and Chief Executive Officer of Diversified Agency Services	2006	$ 900,000		$335,441	$ 540,000	$2,200,000	$110,797	$ 4,086,238

Andrew Robertson President and Chief Executive Officer of BBDO Worldwide	2006	$ 900,000		$370,758	$ 540,000	$2,700,000	$120,645	$ 4,631,403

(1)	$282,560 of Mr. Dru’s base salary was paid in Euros. The conversion amount was based on an exchange rate of 1.2566 U.S. Dollars to the Euro, which is the weighted-average exchange rate used by Omnicom for financial reporting purposes with respect to the 2006 fiscal year (the “Omnicom Euro Exchange Rate”).
(2)	This column represents the dollar amount of expense recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the restricted stock granted to each of the named executive officers in 2006 as well as prior fiscal years, in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standard No. 123 (revised 2004), Share-Based Payment (“FAS 123R”), assuming no forfeitures. For restricted stock, fair value is calculated using the average of the high and low price of Omnicom stock on the date of grant. For additional information regarding the assumptions underlying this valuation, refer to note 7 of the Omnicom financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. See the Grants of Plan-Based Awards Table for information on awards made in 2006.
(3)	This column represents the dollar amount of expense recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the stock options granted to each of the named executive officers, in 2006 as well as prior fiscal years, in accordance with FAS 123R, but assuming no forfeitures. For stock options, fair value is calculated as of the date of grant using the Black-Scholes option valuation model. For additional information on the valuation assumptions with respect to the 2006 grants, refer to note 7 of the Omnicom financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC.
(4)	All amounts reported are amounts paid pursuant to Omnicom’s Incentive Bonus Plan for 2006 performance.
(5)	All Other Compensation consists of each of the following:
•	Perquisites and other personal benefits where the total value of all perquisites and personal benefits for a named executive officer exceeds $10,000 per year. Perquisites and other personal benefits are valued based on the aggregate incremental cost to Omnicom and its subsidiaries.
•	The total perquisites and other personal benefits include: for Mr. Wren, personal use of aircraft hours ($246,385), a medical allowance ($4,000), a car allowance ($9,120) and amounts paid for tax preparation ($10,232); for Mr. Weisenburger, personal use of aircraft hours ($221,823), a car allowance ($9,120) and a health club membership ($3,609); for Mr. Dru, a car lease and insurance costs ($17,580), and family travel and professional fees ($11,240) (the car lease and insurance costs were paid in Euros and converted at the Omnicom Euro Exchange Rate); for Mr. Harrison, employer premium payments for medical and dental insurance ($54,824) and disability insurance ($32,166); for Mr. Robertson, moving expenses ($53,213), an auto lease ($24,535), a special bonus ($13,104), club dues and legal services.

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We procure aircraft usage from an unrelated third-party vendor. The dollar amount reported for personal use of aircraft hours reflects the aggregate incremental cost to Omnicom, based on payments we make which are equal to the vendor’s hourly charge for such use and landing fees.
•	Employer contributions to one or more retirement savings plans in the amount of $13,200 for Mr. Wren, $13,200 for Mr. Weisenburger, $13,200 for Mr. Harrison and $22,000 for Mr. Robertson.
•	Employer premium payments for life insurance in the amount of $5,597 for Mr. Wren, $3,209 for Mr. Weisenburger, $3,348 for Mr. Dru, $10,607 for Mr. Harrison and $1,307 for Mr. Robertson. The amount to Mr. Dru was paid in Euros and converted at the Omnicom Euro Exchange Rate. The contribution to Mr. Dru is mandatory under French law.
•	Social security and retirement costs in the amount of $43,648 to Mr.Dru, which are mandatory in France. This amount was paid in Euros and converted at the Omnicom Euro Exchange Rate.

Grants of Plan-Based Awards in 2006

        The below table provides information about equity and non-equity awards granted to the named executive officers in 2006.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock
Name of Executive	Grant Date	Threshold ($)	Target ($)(2)	Maximum ($)	or Units (#)(3)	and Option Awards(4)
John Wren		$0	$3,000,000	$6,000,000	—	—
Randall Weisenburger		$0	$2,250,000	$4,500,000	—	—
Jean-Marie Dru		$0	$1,500,000	$3,000,000	—	—
Thomas Harrison		$0	$1,500,000	$3,000,000	—	—
	5/4/06	—	—	—	9,000	$815,130
Andrew Robertson		$0	$1,350,000	$2,700,000	—	—

(1)	These columns show the potential value of the payout for each named executive under the Incentive Bonus Plan for the threshold, target and maximum goals in connection with the 2006 performance measures. The potential payouts were performance-driven and therefore completely at risk. The business measurements and performance goals for determining the payout are described in the section entitled “Compensation Discussion and Analysis” on page 5. Awards paid for performance in 2006 are reflected in the Summary Compensation Table.
(2)	This column shows the midpoint of the threshold and maximum award amounts.
(3)	This column shows the number of shares of restricted stock granted in 2006 to the named executive officers under our Equity Incentive Plan. Twenty percent of the restricted shares will vest on each of the first five anniversaries of the grant date. During the restricted period, each share of restricted stock entitles the individual to receive quarterly payments from Omnicom equal to the quarterly dividends on one share of common stock.
(4)	This column shows the grant date fair value of restricted stock under FAS 123R, assuming no forfeitures, granted to Mr. Harrison. See footnote 2 of the Summary Compensation Table for a discussion of fair value calculation related to restricted stock. For information on the valuation assumptions, refer to note 7 of the Omnicom financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. The reported dollar value excludes par value of $0.15 per share paid to Omnicom by Mr. Harrison.

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Outstanding Equity Awards at 2006 Fiscal Year-End

        The following table provides information on the holdings of stock options and stock awards by the named executive officers as of December 31, 2006. For additional information about the options awards and stock awards, see the description of equity incentive compensation in the section entitled “Compensation Discussion and Analysis” on page 5.

	Option Awards
	Number of	Number of	Equity ncentive Plan Awards: Number of				Stock Award
Name of Executive	Securities Underlying Unexercised Options (#) Exercisable	Securities Underlying Unexercised Options (#) Unexercisable	Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested (#)(1)
John Wren	250,000				$24.2813	2/24/2007
	200,000				$42.6875	3/05/2008
	250,000				$65.5000	2/25/2009
	1,250,000				$91.2188	12/06/2009
	500,000	—	1,500,000	(2)	$79.5000	4/04/2011	—	—

Randall Weisenburger	75,000				$39.7500	10/9/2008
	75,000				$65.5000	2/25/2009
	200,000				$78.3125	3/08/2010
	400,000				$87.1600	2/02/2011
	249,999	—	500,001	(3)	$62.3500	10/02/2011	10,660	$1,114,396

Jean-Marie Dru	75,000				$78.3125	3/08/2010
		—	166,667	(3)	$62.3500	10/02/2011	13,000	$1,359,020

Thomas Harrison	30,000				$42.6875	3/05/2008
	70,000				$65.5000	2/25/2009
	125,000				$78.3125	3/08/2010
	200,000				$87.1600	2/02/2011
	83,333	—	166,667	(3)	$62.3500	10/02/2011
	75,000				$93.5450	4/12/2012	13,400	$1,400,836

Andrew Robertson	40,000				$84.3000	8/14/2011
	33,333	—	166,667	(3)	$62.3500	10/02/2011	8,000	$836,320

(1)	The vesting dates of shares of restricted stock disclosed in this column are as follows:
•	Mr. Weisenburger: 1,660 shares vest on March 22, 2007; and 3,000 shares vest on March 15 of each of 2007, 2008 and 2009.
•	Mr. Dru: 2,000 shares vest on March 12 of each of 2007 and 2008; and 3,000 shares vest on March 15 of each of 2007, 2008 and 2009.
•	Mr. Harrison: 1,400 shares vest on March 22, 2007; 1,000 shares vest on March 15 of each of 2007, 2008 and 2009; and 1,800 shares vest on May 4 of each of 2007, 2008, 2009, 2010 and 2011.
•	Mr. Robertson: 1,500 shares vest on March 22, 2007; 1,000 shares vest on March 12 of each of 2007 and 2008; and 1,500 shares vest on March 15 of each of 2007, 2008 and 2009.
(2)	These options vested in full on April 4, 2007.
(3)	These options vest upon the first to occur of the attainment of certain performance goals or October 2, 2007.

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Option Exercises and Stock Vested in Fiscal 2006

        The following table provides information for the named executive officers on (a) stock option exercises during 2006, including the number of shares acquired upon exercise and the value realized, and (b) the number of shares acquired upon the vesting of stock awards in the form of restricted stock and the value realized, each before payment of any applicable withholding tax and broker commissions.

	Option Award		Stock Awards
Name of Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John Wren	200,000	$13,306,620	—	—
Randall Weisenburger	300,000	$16,913,321	4,660	$382,184	(2)
Jean-Marie Dru	143,333	$ 3,860,841	5,000	$407,040
Thomas Harrison	—	—	2,400	$197,956	(2)
Andrew Robertson	—	—	5,200	$434,106

(1)	The reported dollar values are calculated by multiplying the number of shares subject to vesting by the closing price of Omnicom common stock on the vesting date.
(2)	These amounts were deferred pursuant to Omnicom’s Deferred Restricted Stock Plan, and are also reflected in the Nonqualified Deferred Compensation in Fiscal 2006 table below.

Nonqualified Deferred Compensation in Fiscal 2006

        Certain of Omnicom’s employees are eligible to defer some or all of the shares of their restricted stock that may vest in a given year and some or all of the cash component of the annual incentive bonus awarded. For additional information about the deferral plans pursuant to which these elections may be made, see the description of deferred compensation in the section entitled “Compensation Discussion and Analysis” on page 5.

        None of the named executive officers has deferred any cash component of their annual incentive bonus. The table below provides information on the non-qualified deferred compensation of the named executive officers in 2006, which consisted only of the deferral of shares of restricted stock under Omnicom’s Deferred Restricted Stock Plan. No withdrawals were made in 2006.

Name of Executive	Executive Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Balance at Last FYE ($)
John Wren	—	$1,805,052	$9,721,802
Randall Weisenburger	$382,184	$1,133,314	$6,025,686
Jean-Marie Dru	—	—	—
Thomas Harrison	$197,956	$1,023,440	$5,477,896
Andrew Robertson	—	—	—

(1)	Reflects contributions by Messrs. Weisenburger and Harrison in the Omnicom Deferred Restricted Stock Plan. The reported dollar values are calculated by multiplying the number of shares vested in 2006 by the closing price of Omnicom common stock on the vesting date. Disclosure with respect to the vesting of these stock awards can be found in the Option Exercises and Stock Vested in Fiscal 2006 table above.
(2)	Reflects earnings on deferred restricted stock. The earnings on deferred restricted stock awards do not include any company or executive contributions, and are calculated based on the total number of deferred shares in the account as of December 31, 2006 multiplied by the Omnicom closing stock price as of December 31, 2006, less (a) the total number of deferred shares in the account as of December 31, 2005 multiplied by the Omnicom closing stock price as of December 31, 2005 and (b) the total number of shares deferred in 2006 multiplied by the Omnicom closing stock price as of the deferral date. No portion of these earnings was above-market.

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Potential Payments Upon Termination of Employment or Change in Control

        Each named executive officer participates in two of three existing plans providing for payments upon termination of employment or a change in control of Omnicom, which are the Retention Plan, the Executive Salary Continuation Plan and the Incentive Bonus Plan. Mr. Dru is the only named executive officer who has entered into an employment agreement with Omnicom and a subsidiary, which provides for payments upon termination of employment. Except as described below, none of the named executive officers have entered into any plans, arrangements or agreements with Omnicom providing for payments upon termination of employment or change in control of Omnicom, other than payments generally available to all salaried employees that do not discriminate in scope, terms or operation in favor of the executive officers of Omnicom.

        The Senior Executive Restrictive Covenant and Retention Plan

        Omnicom adopted the Retention Plan in 2006, and the Compensation Committee selected Messrs. Wren, Weisenburger and Robertson to participate and enter into Award Agreements with Omnicom. The Retention Plan is unique in its structure and objectives. It is a multi-faceted device that provides security to Omnicom through the restrictive covenants described below while delivering a valuable benefit to executives in the form of post-termination compensation. The Retention Plan mitigates the need to provide severance benefits to participating executives as the program provides a guaranteed stream of income following termination provided the executive fully complies with his obligations.

Restrictive Covenants and Consulting Obligation

        In consideration for annual benefits from Omnicom, participants in the Retention Plan are subject to restrictions on competition, solicitation, disparagement, and other willful actions materially harming Omnicom, from the date of termination of employment through the end of the calendar year in which they receive their last annual benefits payment. In addition, upon 30 days’written notice from Omnicom, the named executive officers agree to serve as advisors or consultants to Omnicom during the retention payment period, subject to certain limitations.

Annual Benefits

        The Retention Plan provides annual benefits to participating executives upon their termination of employment for any reason after they render seven years of service to Omnicom or its subsidiaries. Subject to compliance with their restrictive covenants and consulting obligation, the annual benefit is payable for 15 years following termination, and is equal to the lesser of (a) the product of (i) the average of the executive’s three highest years of total pay (salary and incentive bonus), and (ii) a percentage equal to 5% plus 2% for every year of the executive’s service as an executive to Omnicom or its subsidiaries, not to exceed 35% and (b) $1.25 million. Payment of this annual benefit begins on the later of (a) attainment of age 55, or (b) the year following the calendar year in which the termination of employment occurred, with certain exceptions. In the event of death, subsequent to satisfaction of the seven-year service requirement, beneficiaries of the executive are entitled to the annual benefit payable for 15 years thereafter. Payment of annual benefits under the Retention Plan is conditioned on the participant surrendering his right (including the right of his beneficiaries or designees) to payments following termination of employment pursuant to any defined benefit pension plan sponsored by Omnicom or its subsidiaries, regardless of whether the plan is tax-qualified, subject to certain exceptions.

        The Executive Salary Continuation Plan Agreements

        Omnicom entered into Executive Salary Continuation Plan Agreements with Messrs. Harrison and Dru, pursuant to which Omnicom agrees to make annual payments to them for up to 10 years after termination of full time employment (the “Payment Period”), unless termination is for “cause,” in consideration for their agreements to consult and not to compete during the service period. “Cause” is generally defined for this purpose as willful malfeasance, such as breach of trust, fraud or dishonesty. The Payment Period is determined based on age and years of service with Omnicom or its subsidiaries, with the maximum Payment Period being ten years. As of December 31, 2006, the Payment Periods were 10 years for Mr. Harrison, and seven years for Mr. Dru.

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Annual Payments under the Executive Salary Continuation Plan

        In the second year following termination, subject to compliance with their consulting obligation and agreement not to compete, the executives are entitled to receive annual payments for the duration of the Payment Period. Annual payments are equal to the lesser of (a) 50% of the highest annual salary paid to the executive within five years prior to termination and (b) a percentage of the net profits of Omnicom for the calendar year immediately prior to the year in which the executive is entitled to payment (the “Annual Payment”). The Annual Payments begin (a) in the second year following termination in the event of a voluntary termination, termination by Omnicom without cause or termination due to disability (b) in the first year following termination due to death and (c) in the year a change in control occurs.

        The executive is entitled to 100% of the Annual Payment in the event of disability or termination by Omnicom without cause. For a voluntary termination, the executive is entitled to 100% of the Annual Payment if he has completed 20 years of service, no Annual Payment if he has completed fewer than five years of service and a pro rata reduced Annual Payment if he has completed between five and 20 years of service. For example, an executive who voluntarily terminates after 10 years of service would be entitled to 50% of the Annual Payment. The Compensation Committee, however, may waive this pro rata reduction if doing so is in the interest of Omnicom and is equitable to the executive. In the event of death, beneficiaries of the executive are entitled to 75% of the Annual Payment. The executive is not entitled to any Annual Payment if he is terminated by Omnicom for Cause. The Annual Payments that the named executive officer is entitled to receive will be reduced by the value of payments that the named executive officer is entitled to receive following the termination of his employment pursuant to other agreements or arrangements with Omnicom, subject to certain exceptions.

Consulting Obligation and Certain Restrictive Covenants

        On 30 days’ notice, the executives agree to serve as advisors or consultants to Omnicom during the Payment Period, subject to certain limitations. In addition, executives will be subject to restrictions on competition and other willful actions harming Omnicom, from the date of termination through the end of the Payment Period.

        The Incentive Bonus Plan

        Omnicom has adopted an Incentive Bonus Plan, and the Compensation Committee has chosen each of the named executive officers to participate in it. The Incentive Bonus Plan provides performance-based bonuses to participants, based upon specific performance criteria and targets, discussed above in the section entitled “Compensation Discussion and Analysis,” on page 5 during each performance period, which will be either a full fiscal year or a portion of a fiscal year, as determined by the Compensation Committee. If a participant in the Incentive Bonus Plan experiences a termination of employment for any reason prior to the end of a performance period or the bonus payment date for such performance period, the Compensation Committee will have discretion (a) to determine whether the participant will be entitled to any bonus, (b) to determine whether the participant will receive a pro-rated bonus reflecting that portion of the performance period in which the participant had been employed by Omnicom or its subsidiaries, and (c) to make such other arrangements as the Compensation Committee deems appropriate in connection with the participant’s termination of employment.

        Acceleration of Equity Awards

        Named executive officers hold unvested stock options pursuant to the Long-Term Shareholder Value Plan, and hold restricted stock awards pursuant to the 1998 Incentive Compensation Plan and the Equity Incentive Plan. In general, such named executive officers are entitled to accelerated vesting of stock options and restricted stock awards upon certain terminations of employment or upon a change in control of Omnicom, although unvested stock options and restricted stock awards are generally cancelled upon termination by Omnicom for cause or voluntary termination by the executive.

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        Stock Options

        Unvested options granted pursuant to the Long-Term Shareholder Value Plan (a) vest in full and are exercisable through the end of the option term if (i) the named executive officer terminates employment due to death or disability, (ii) the named executive officer retires, provided his age plus years of services equals 65 or more, (iii) Omnicom terminates the named executive officer without cause or (iv) a change in control occurs, and (b) are cancelled if (i) the named executive officer voluntarily terminates or (ii) Omnicom terminates the named executive officer for cause.

        Restricted Shares

        If the named executive officer terminates employment due to death or disability (a) any restricted stock granted pursuant to the 1998 Incentive Compensation Plan vests in full, (b) a pro rata portion of the restricted stock granted in 2004 pursuant to the Equity Incentive Plan vests and (c) any restricted stock granted in 2006 pursuant to the Equity Incentive Plan vests in the event of death, but only a pro rata portion of such stock vests in the event of disability. If the named executive officer retires, subject to meeting the applicable retirement standard, or Omnicom terminates him without cause (a) a pro rata portion of the restricted stock granted pursuant to the 1998 Incentive Compensation Plan vests, and (b) all restricted stock granted pursuant to the Equity Incentive Plan is forfeited and Omnicom reimburses the named executive officer for the par value of $0.15 per share paid by that officer at grant. If the named executive officer voluntarily terminates or Omnicom terminates the named executive officer for cause (a) all restricted stock granted pursuant to the 1998 Incentive Compensation Plan is forfeited, and (b) all restricted stock granted pursuant to the Equity Incentive Plan is forfeited and Omnicom reimburses the named executive officer for the par value of $0.15 per share paid by that officer at grant. In the event of a change in control, all restricted stock granted pursuant to the 1998 Incentive Compensation Plan and the Equity Incentive Plan vests. Additionally, Messrs. Robertson and Dru received restricted stock grants on March 12, 2003 pursuant to the Equity Incentive Plan, the unvested portions of which fully vest upon a change in control but are forfeited upon any termination of employment.

        Employment Agreement with Mr. Dru

        Mr. Dru is the only named executive officer who is party to an employment agreement. Omnicom and its subsidiary, TBWA Worldwide Inc., entered into the employment agreement with Mr. Dru on April 22, 2005. Mr. Dru’s employment agreement provides for notice periods and certain termination benefits, in each case based on whether termination involves cause or good reason. Such benefits are conditioned upon Mr. Dru entering into a separation agreement prepared by Omnicom and complying with provisions in the employment agreement which prohibit Mr. Dru from soliciting or servicing customers, or hiring or retaining employees, of the worldwide TBWA Group (except on behalf of companies within the worldwide TBWA Group), during the term of the agreement and for two years following termination for any reason, and prohibits disclosure of confidential information, subject to certain standard exceptions.

        For purposes of the employment agreement, (a) “cause” generally means: (i) failure to perform his duties and responsibilities or certain other breaches of his employment agreement, (ii) misappropriation of company property, (iii) use of alcohol or illegal drugs that interferes with his employment, (iv) conviction or a guilty plea to a felony or the commission of certain crimes, (v) failure to abide by certain business practices or policies, (vi) acts of bad faith that have, or could have, certain negative consequences on Omnicom or a member of the worldwide TBWA Group or certain other types of misconduct in connection with his duties, and (vii) resignation for certain reasons and (b) “good reason” generally means breach by Omnicom of a material provision of the employment agreement, which breach remains uncured for 20 days after notice is given to Omnicom.

        If Mr. Dru’s employment is terminated prior to May 1, 2008 by Omnicom without cause and provided he signs a separation agreement and does not violate the non-solicit and confidentiality obligations described above, he is entitled to receive on April 30, 2008 or, if required for tax purposes, six months following termination (the “Special Bonus Payment Date”) the unpaid portion of bonus payments for calendar years 2005, 2006 and 2007 as described below. Additionally, if Mr. Dru’s employment is terminated prior to May 1, 2008 by Omnicom without cause or by Mr. Dru for good reason and provided he signs a separation agreement and does not violate the non-solicit and confidentiality obligations described below, he is entitled to receive continued insurance coverage until the earlier of April 30, 2008 and the date he is eligible to receive coverage under benefit plans of a subsequent employer as further described below.

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        Notice Requirements

        The agreement requires that Mr. Dru deliver six months’ notice to Omnicom prior to terminating his employment without good reason, and Omnicom deliver the same notice to Mr. Dru prior to terminating his employment without cause. At any time during this six-month notice period, Omnicom may place Mr. Dru on a paid leave-of-absence status. During the notice period, Mr. Dru will continue to receive all items of compensation, including base salary, participation in and benefits under welfare plans sponsored by Omnicom or its subsidiaries (including medical, disability, group life, accidental death and dismemberment, and business travel insurance plans), participation in retirement plans sponsored by Omnicom or its subsidiaries, and fringe benefits and perquisites (including financial planning and tax preparation, life insurance coverage, car allowance, and four weeks paid vacation). Termination by Omnicom for cause can be made effective immediately upon written notice and, provided he is not in breach of the employment agreement, termination by Mr. Dru for good reason may be made effective immediately upon written notice, but only if such notice is given within 30 days of the event constituting good reason.

        Termination Payments

        Special Bonus. If termination by Omnicom without cause occurs before April 30, 2008, provided he has signed a separation agreement and does not violate the non-solicit and confidentiality obligations described above, Mr. Dru will receive a special bonus of $2,266,667 on the Special Bonus Payment Date. The special bonus, which would be paid to Mr. Dru on the Special Bonus Payment Date in the event that such termination had occurred on December 31, 2006, is calculated by subtracting the sum of all cash bonuses that Mr. Dru received for 2005 and 2006 from $6,000,000.

        Continuation of Benefits. If termination by Omnicom without cause or by Mr. Dru for good reason occurs prior to May 1, 2008, provided he has signed a separation agreement and does not violate the non-solicit and confidentiality obligations described above, Mr. Dru is entitled to continue participating (or receive equivalent payments) in the medical, dental, disability and life insurance plans sponsored by Omnicom or its subsidiaries, until the earlier of (a) April 30, 2008 and (b) the date upon which Mr. Dru becomes eligible to receive coverage under the plans of a subsequent employer. If termination had occurred on December 31, 2006 and Mr. Dru did not become eligible to receive coverage under the plans of a subsequent employer, the Company would be obligated to provide him with continuing benefits participation until April 30, 2008, at an aggregate cost to the Company of approximately $15,000, which includes approximately $5,000 (calculated in Euros and converted at the Omnicom Euro Exchange Rate) for the cost of continuing employer contributions to health insurance premiums and approximately $10,000 for the cost of continuing employer premium payments for life and disability insurance.

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        Potential Payments Upon Termination of Employment or Change of Control Table

        The following table provides the potential payments that each named executive officer would be entitled to receive upon termination of employment or change in control of the Company, assuming that (a) such termination or change in control of the Company occurred on December 31, 2006, and (b) the price per share of Company common stock equals $104.54, the closing market price at 2006 fiscal year end.

	Death		Disability		For Cause Termination	Termination without Cause		Retirement		Voluntary Termination		Change in Control
John Wren
Retention Plan(1)	$ 1,250,000		$ 1,250,000		$1,250,000	$ 1,250,000		$ 1,250,000		$1,250,000		N/A
Incentive Bonus Plan(2)	$ 3,000,000		$ 3,000,000		$ 0	$ 3,000,000		$ 3,000,000		$3,000,000		$ 3,000,000
Equity Awards(3)	$37,560,000		$37,560,000		$ 0	$ 37,560,000		$ 37,560,000		$ 0		$37,560,000

Randall Weisenburger
Retention Plan(4)	$ 1,037,750		$ 1,037,750		$1,037,750	$ 1,037,750		$ 1,037,750		$1,037,750		N/A
Incentive Bonus Plan(2)	$ 2,250,000		$ 2,250,000		$ 0	$ 2,250,000		$ 2,250,000		$2,250,000		$ 2,250,000
Equity Awards(3)	$21,897,177		$21,897,177		$ 1,350	$ 21,263,970		$ 21,263,970		$ 1,350		$22,209,439

Jean-Marie Dru
Executive Salary
Continuation Program	$ 377,835	(5)	$ 503,780	(6)	$ 0	$ 503,780	(6)	$ 201,512	(7)	$ 201,512	(7)	$ 503,780	(6)
Incentive Bonus Plan(2)	$ 1,500,000		$ 1,500,000		$ 0	$ 1,500,000		$ 1,500,000		$1,500,000		$ 1,500,000
Equity Awards(3)	$ 7,535,223		$ 7,535,223		$ 1,950	$ 7,033,631		$ 7,033,631		$ 1,950		$ 8,390,701

Thomas Harrison
Executive Salary
Continuation Program	$ 337,500	(8)	$ 450,000	(9)	$ 0	$ 450,000	(9)	$ 315,000	(10)	$ 315,000	(10)	$ 450,000	(9)
Incentive Bonus Plan(2)	$ 1,500,000		$ 1,500,000		$ 0	$ 1,500,000		$ 1,500,000		$1,500,000		$ 1,500,000
Equity Awards(3)	$ 8,328,604		$ 7,652,962		$ 1,800	$ 7,174,819		$ 7,174,819		$ 1,800		$ 8,432,517

Andrew Robertson
Retention Plan(11)	$ 357,500		$ 357,500		$ 357,500	$ 357,500		$ 357,500		$ 357,500		N/A
Incentive Bonus Plan(2)	$ 1,350,000		$ 1,350,000		$ 0	$ 1,350,000		$ 1,350,000		$1,350,000		$ 1,350,000
Equity Awards(3)	$ 7,534,609		$ 7,534,609		$ 975	$ 7,184,134		$ 7,184,134		$ 975		$ 7,868,001

(1)	Mr. Wren or his beneficiary, as the case may be, would be entitled to receive fifteen annual payments in this amount, the first of which would be payable in 2007. All payment obligations are conditioned upon compliance with the restrictive covenants and consulting obligation described above.
(2)	As discussed in the “Compensation Discussion and Analysis” above, upon a termination of employment for any reason prior to the end of a performance period or prior to the bonus payment date for such performance period, the Compensation Committee will exercise its discretion in determining whether awards should be made pursuant to the Incentive Plan and the amounts of such awards. A termination of employment on December 31, 2006 would fall prior to the bonus payment date for the 2006 performance period. The amounts reported in the table assume a payment equal to the midpoint of the threshold and maximum award amounts, except in the event of a for cause termination, in which case it is assumed that the Compensation Committee would not grant an award.
(3)	The value of any stock options was determined by taking the aggregate fair market value, as of 2006 fiscal year end, of the common stock underlying stock options subject to accelerated vesting, and subtracting the aggregate exercise price for such stock options. The value of any restricted stock was determined by taking the aggregate fair market value of the shares of restricted stock subject to accelerated vesting as of 2006 fiscal year end. The value of the restricted stock has not been reduced to reflect the purchase price paid by the executive for such stock on the date of grant, which would generally equal the par value of the stock multiplied by the shares of restricted stock subject to accelerated vesting as of the 2006 fiscal year end.
(4)	Except in the event of termination due to death or disability, Mr. Weisenburger would be entitled to receive fifteen annual payments in this amount, the first of which would be payable in 2013 upon Mr. Weisenburger turning fifty-five. In the event of termination due to death or disability, Mr. Weisenburger or his beneficiary, as the case may be, would be entitled to receive fifteen annual payments in this amount, the first of which would be payable in 2007. All payment obligations are conditioned upon compliance with the restrictive covenants and consulting obligation described above.
(5)	This reflects 75% of Mr. Dru’s $503,780 annual payment, payable to his designated beneficiary. Seven annual payments in this amount would be paid to such beneficiary, with the first payment being made in 2007. All payment obligations are conditioned upon compliance with the consulting obligation and agreement not to compete described above.

(footnotes continuted on following page)

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(6)	This reflects 50% of the highest annual rate of salary paid to Mr. Dru in the five years preceding December 31, 2006. Seven annual payments would be made in this amount, with the first payment being made in 2008. All payment obligations are conditioned upon compliance with the consulting obligation and agreement not to compete described above.
(7)	This reflects 40% of Mr. Dru’s $503,780 annual payment. The pro rata reduction of $302,268 adjusts for the fact that Mr. Dru would have accrued 8 years of service upon termination, which is 40% of the 20 years of service required to receive the full annual payment. Seven annual payments would be made in this amount, with the first payment being made in 2008. All payment obligations are conditioned upon compliance with the consulting obligation and agreement not to compete described above.
(8)	This reflects 75% of Mr. Harrison’s $450,000 annual payment, payable to his designated beneficiary. Ten annual payments in this amount would be paid to such beneficiary, with the first payment being made in 2007. All payment obligations are conditioned upon compliance with the consulting obligation and agreement not to compete described above.
(9)	This reflects 50% of the highest annual rate of salary paid to Mr. Harrison in the five years preceding December 31, 2006. Ten annual payments would be made in this amount, with the first payment being made in 2008. All payment obligations are conditioned upon compliance with the consulting obligation and agreement not to compete described above.
(10)	This reflects 70% of Mr. Harrison’s $450,000 annual payment. The pro rata reduction of $135,000 adjusts for the fact that Mr. Harrison would have accrued 14 years of service upon termination, which is 70% of the 20 years of service required to receive the full annual payment. Ten annual payments would be made in this amount, with the first payment being made in 2008. All payment obligations are conditioned upon compliance with the consulting obligation and agreement not to compete described above.
(11)	Except in the event of termination due to death or disability, Mr. Robertson would be entitled to receive fifteen annual payments in this amount, the first of which would be payable in 2015 upon Mr. Robertson turning fifty-five. In the event of termination due to death or disability, Mr. Robertson or his beneficiary, as the case may be, would be entitled to receive fifteen annual payments in this amount, the first of which would be payable in 2007. All payment obligations are conditioned upon compliance with the restrictive covenants and consulting obligation described above.

DIRECTORS’ COMPENSATION FOR FISCAL 2006

        Directors who are also current or former employees of Omnicom or its subsidiaries receive no compensation for serving as directors. The compensation program for directors who are not current or former employees of Omnicom or its subsidiaries is designed to compensate directors in a manner that is reflective of the work required for a company of Omnicom’s size and composition and to align directors’ interests with the long-term interests of shareholders. The table below includes the following compensation elements with respect to non-employee directors:

        Annual Compensation. Non-employee directors are paid an annual retainer of $60,000 and the following meeting fees: (i) $2,000 for attendance at a Board or committee meeting in person, (ii) $1,000 for participation by telephone or video conference at any regularly scheduled meeting and (iii) $2,000 for participation by telephone or video conference at any special meeting. In addition, directors receive reimbursement for customary travel expenses.

        In accordance with our Director Equity Plan approved by shareholders at our 2004 Annual Meeting, non-employee directors receive fully-vested common stock each fiscal quarter. For each of the first two quarters in 2006, such directors received common stock with a fair value of $17,500 based on the per share price of our common stock on the date prior to grant. As permitted under the Director Equity Plan, on May 23, 2006, our Board of Directors adopted an amendment to the Plan, which increased the value of common stock payable each quarter to $25,000 based on the per share price of our common stock on the date prior to grant. In each of the third and fourth fiscal quarters of 2006, each non-employee director received common stock with a fair value of $25,000 and an appropriate pro rata adjustment was made to the amount paid in the second quarter for the period between the adoption of the amendment and quarter end.

        Our Director Equity Plan provides that each director may elect to receive all or a portion of his or her cash director compensation for the following year’s service in common stock. Messrs. Henning and Murphy and Ms. Rice each elected to receive all or a portion of their respective 2006 cash director compensation in common stock.

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        Directors may also elect to defer any common shares payable to them, which will be credited to a bookkeeping account in the directors’ names. These elections generally must be made prior to the start of the calendar year for which the fees would be payable. The number of shares of common stock delivered or credited to a director’s account is based on the fair market value of our common stock on the first trading day immediately preceding the date the fees would have been paid to the director. Each director other than Messrs. Coleman and Roubos elected to defer common shares payable to them in 2006.

        Chairman Fees. The Chairs of our Committees receive the following annual fees due to the workload and the additional responsibilities of their positions. The Chair of our Audit Committee receives an additional fee of $20,000 each year. The Chairs of our Finance, Compensation and Governance Committees each receive an additional fee of $10,000 each year, as long as such Chair is not also an executive of Omnicom. In 2006, only the Chairs of the Compensation and Governance Committees received the $10,000 fee.

Name of Director(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)

Robert Charles Clark	$ 95,000	$ 88,214	$183,214
Leonard S. Coleman, Jr.	$ 93,000	$ 88,214	$181,214
Errol M. Cook	$ 88,000	$ 8,214	$176,214
Susan S. Denison	$ 94,000	$ 88,214	$182,214
Michael A. Henning	$ 28,000	$148,214	$176,214
John R. Murphy	$ 51,000	$148,214	$199,214
John R. Purcell	$105,000	$ 88,214	$193,214
Linda Johnson Rice	$ 63,000	$118,214	$181,214
Gary L. Roubos	$108,000	$ 88,214	$196,214

(1)	Bruce Crawford is an executive officer of Omnicom and does not receive director compensation. In fiscal year 2006, Mr. Crawford received a base salary of $400,000 and a payment under his Executive Salary Continuation Plan Agreement in the amount of $985,000.
(2)	This column reports the amount of cash compensation earned in 2006 for Board and committee service.
(3)	The amount reported in the “Stock Awards” column for each director reflects the dollar amount recognized for financial statement reporting purposes for the fair value of common stock granted in 2006, in accordance with FAS 123R. Fair value is calculated using the average of the high and low price of Omnicom’s stock on the day prior to the grant. The amounts reported include shares deferred in 2006 pursuant to the outside director equity plan by Messrs. Clark, Cook, Henning, Murphy and Purcell, and Mses. Denison and Rice.

        No Other Compensation. Directors received no compensation in 2006 other than that above described. We do not have a retirement plan for directors and they receive no pension benefits.

        Stock Ownership Requirement. The Board adopted stock ownership guidelines for our directors in 2004. The director guidelines provide, in general, that our directors must own Omnicom stock equal to or greater than five times their annual cash retainer within five years of adoption of the guidelines or within five years of their joining the Board, whichever is later.

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EQUITY COMPENSATION PLANS

        Our principal equity plan for employees is our Equity Incentive Plan, which was approved by shareholders in 2002, and amended with shareholder approval in 2003, and replaced all prior employee equity incentive plans. As a result of the adoption of the Equity Incentive Plan, no new awards may be made under prior plans, except for awards that are forfeited or cancelled. Outstanding equity awards under prior plans, however, were not affected by the adoption of our Equity Incentive Plan.

        The purposes of the Equity Incentive Plan are to align the interests of shareholders and key employees, and bring our compensation structures in line with competitive conditions. Under this plan, the Compensation Committee may authorize the company to grant to our employees or our subsidiaries equity-based awards, including without limitation, (a) stock options, the term of which may not exceed seven years, (b) restricted shares, which vest upon the passage of time or occurrence of other events specified by the Compensation Committee, (c) performance-based awards that are payable, upon the achievement of performance goals, in shares or such other consideration as the Compensation Committee may specify and (d) other awards such as stock bonus and dividend-equivalent awards payable in or determined by reference to our shares as the Compensation Committee may determine.

        Our principal equity plan for non-employee directors is our Director Equity Plan, which was approved by our shareholders at our Annual Meeting in 2004. We also have a tax-qualified employee stock purchase plan available to substantially all domestic employees.

        All of our current equity compensation plans have been approved by shareholders. The following table provides information about our current equity compensation plans as of December 31, 2006 but does not include information about the 2007 Incentive Award Plan that will become effective and will replace all of our equity plans if approved by our shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans
approved by security holders	11,940,805	$74.88	8,028,327	(1)
Equity compensation plans not
approved by security holders	—	—

Total	11,940,805	$74.88	8,028,327

(1)	This figure includes 787,946 shares that remained available for purchase as of December 31, 2006 under the employee stock purchase plan, which is a tax-qualified plan in which all eligible full-time and part-time domestic employees may participate. The maximum number of shares that may be issued under our Equity Incentive Plan as restricted stock or other non-option awards is 3.25 million shares (in addition to shares relating to restricted stock awards made under the plan prior to May 20, 2003).

        As of December 31, 2006, there were 11,940,805 stock options outstanding with a weighted-average exercise price of $74.88 and a weighted-average term of 3.85 years and 2,459,755 full value shares outstanding (which includes 373,270 shares that have been deferred under our Deferred Restricted Stock Plan) under Omnicom’s equity compensation plans. As of December 31, 2006, there were 7,240,381 shares remaining to be awarded under Omnicom’s equity compensation plans (excluding 787,946 shares that remain available for purchase under our employee stock purchase plan).

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STOCK OWNERSHIP

        The following table sets forth certain information as of the close of business on March 31, 2007 (except as otherwise noted), with respect to the beneficial ownership(1) of our common stock by:

•	each person known to Omnicom to own beneficially more than 5% of our outstanding common stock;
•	each current director or nominee;
•	each named executive officer; and

•	all directors and executive officers as a group.

Name	Number of Shares Owned(2)	Options Exercisable within 60 days	Total Beneficial Ownership	Percent of Shares Outstanding(3)
UBS Global Asset Mgt. (Americas) Inc. (4)	12,454,407	—	12,454,407	7.5%
John Wren	486,086	3,700,000	4,186,086	2.5%
Robert Charles Clark	4,016	—	4,016	*
Leonard Coleman, Jr.	7,760	—	7,760	*
Errol Cook (5)	6,416	—	6,416	*
Bruce Crawford	130,720	—	130,720	*
Susan Denison	9,365	—	9,365	*
Jean-Marie Dru	9,997	—	9,997	*
Thomas Harrison	90,049	583,333	673,382	*
Michael Henning	7,261	v	7,261	*
John Murphy	10,324	—	10,324	*
John Purcell (6)	47,746	—	47,746	*
Linda Johnson Rice	4,526	—	4,526	*
Andrew Robertson	18,203	73,333	91,536	*
Gary Roubos	10,861	—	10,861	*
Randall Weisenburger (7)	201,593	999,999	1,201,592	*
All directors and executive officers
as a group (21 persons)	1,249,486	5,889,997	7,139,483(8)	4.1%

* less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
(2)	This column lists voting securities, including restricted stock held by executive officers. Except to the extent noted below, each director or executive officer has sole voting and investment power with respect to the shares reported. The amounts in the column include:
•	shares held pursuant to executive restricted stock program, namely, Mr. Harrison—23,500 shares, Mr. Robertsonv4,000 shares, Mr. Dru—8,000 shares, and Mr. Weisenburger—6,000 shares;
•	shares held pursuant to the outside director equity plan, the payout of which has been deferred at the election of the holder, namely, Mr. Clark—2,666 shares, Mr. Cook—2,672 shares, Ms. Denison—4,178 shares, Mr. Henning—5,011 shares, Mr. Murphyv5,011 shares, Mr. Purcell—2,666 shares, and Ms. Rice—2,711 shares; shares previously held under restricted stock awards, the payout of which has been deferred at the election of the holder, namely, Mr. Wren—92,996 shares, Mr. Harrisonv54,800 shares and Mr. Weisenburger—62,300 shares;
•	shares credited under the Omnicom Group Retirement Savings Plan, namely, Mr. Wren—10,193 shares, Mr. Harrison—1,836 shares, and Mr. Weisenburgerv572 shares; and
•	shares purchased under an employee stock purchase plan, namely, Mr. Harrisonv2,713 shares and Mr. Weisenburgerv2,721 shares.

(footnotes continued on following page)

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(3)	The number of shares of common stock outstanding on March 31, 2007 was 166,496,989. The percent of common stock is based on such number of shares and is rounded off to the nearest one-tenth of a percent.
(4)	Stock ownership is as of December 30, 2006, and is based solely on a Schedule 13G filed with the SEC on February 21, 2007, by UBS AG for the benefit and on behalf of the UBS Global Asset Management business group of UBS AG. UBS Global Asset Management (Americas) Inc., a member of the UBS Global Asset Management business group of UBS AG, is identified as the subsidiary which acquired the shares being reported. In the filing, UBS AG reported having sole voting power over 10,853,479 shares and shared dispositive power over 12,454,407 shares. UBS AG has certified in its Schedule 13G that our stock was acquired and is held in the ordinary course of business, and was not acquired and is not held for the purpose of changing or influencing control of Omnicom. The address of UBS AG is Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland.
(5)	Includes 3,500 shares that are held in a joint account shared by Mr. Cook and his wife.
(6)	Includes 2,050 shares that are held by Mr. Purcell’s wife. Mr. Purcell disclaims beneficial ownership of shares held by his wife.
(7)	Includes 40,000 shares that are held in a joint account shared by Mr. Weisenburger and his wife.
(8)	Includes 43,500 shares over which there are shared voting and investment power; and 143,900 shares of restricted stock.

AUDIT RELATED MATTERS

Fees Paid to Independent Auditors

        The following table shows information about fees billed by KPMG LLP and affiliates for professional services (as well as all “out-of-pocket” costs incurred in connection with these services) rendered for the last two fiscal years:

	2006	Approved by Audit Committee	2005	Approved by Audit Committee
Audit Fees (1)	$19,006,500	100%	$17,898,332	100%
Audit-Related Fees (2)	1,075,085	100%	996,585	100%
Tax Fees (3)	617,355	100%	417,527	100%
All Other Fees (4)	—		—

Total Fees	$20,698,940		$19,312,444

(1)	Audit Fees consist of fees for professional services for the audit or review of our consolidated financial statements or for audit services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements. Audit Fees in 2005 and 2006 include the audit of management’s assessment of internal controls over financial reporting.
(2)	Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees, including due diligence related to mergers and acquisitions and special procedures to meet certain statutory requirements.
(3)	Tax Fees consist primarily of fees for tax compliance including the review and preparation of statutory tax returns and other tax compliance related services.
(4)	All Other Fees are fees for any products or services not included in the first three categories.

        In deciding to reappoint KPMG LLP to be our auditors for 2007, the Audit Committee considered KPMG LLP’s provision of services in the last two years to assure that they were compatible with maintaining KPMG LLP’s independence. The committee determined that these fees were compatible with the independence of KPMG LLP as our independent auditors.

        The Audit Committee has adopted a policy that requires it to pre-approve each audit and permissible non-audit service rendered by KPMG LLP except for items exempt from pre-approval requirements by applicable law. On a quarterly basis, the Audit Committee reviews and generally pre-approves specific types of services and the range of fees that may be provided by KPMG LLP without first obtaining specific pre-approval from the Audit Committee. The policy requires the specific pre-approval of all other permitted services.

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Audit Committee Report

        The Audit Committee’s primary purpose is to assist the Board in carrying out its oversight responsibilities relating to Omnicom’s financial reporting. Management is responsible for the preparation, presentation and integrity of Omnicom’s financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the operating effectiveness and management’s assessment of the effectiveness of internal control over financial reporting. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

        In performing its oversight role, the Audit Committee has reviewed and discussed with management Omnicom’s audited 2006 financial statements as of December 31, 2006. The Committee has also discussed with KPMG LLP the matters required to be discussed under all relevant professional and regulatory standards, which included discussion of the quality of Omnicom’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee has received and reviewed the written disclosures and the letter from KPMG LLP required under all relevant professional and regulatory standards, and has discussed with KPMG LLP its independence.

        Based on the review and discussions referred to in this Report, the Audit Committee recommended to the Board that the audited financial statements of Omnicom for the year ended December 31, 2006 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

Members of the Audit Committee
John R. Murphy, Chairman
Robert Charles Clark
Errol M. Cook
Michael A. Henning

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ITEMS TO BE VOTED ON

Item 1 — Election of Directors

        The current 11 members of the Board have been nominated to continue to serve as directors for another year. All of the nominees have been recommended for re-election to the Board by our Governance Committee and approved and nominated for re-election by the Board.

        The Board recommends that shareholders vote FOR all nominees.

        The Board has no reason to believe that any of the nominees would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board prior to the meeting may select a substitute nominee or undertake to locate another director after the meeting. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the substitute nominee.

        In accordance with our by-laws, directors are elected by a plurality of the votes cast. That means the nominees will be elected if they receive more affirmative votes than any other nominees. Our form of proxy permits you to withhold your vote for particular nominees. However, shares represented by proxies so designated will count as being present for purposes of determining a quorum and will not affect whether a given nominee is elected because directors are elected by a plurality of the shares voted at a meeting at which a quorum is present. Such proxies may also be voted on other matters, if any, that may be properly presented at the meeting.

        Set forth below is biographical and other information, as of the date of the mailing of this Proxy Statement, about our nominees for election as director, which was confirmed by them for inclusion in this Proxy Statement.

PHOTO	John D. Wren Age: 54 Director since 1993	Mr. Wren is President and Chief Executive Officer of Omnicom, a position he has held since January 1997. Prior to 1997, he served as President of Omnicom.

PHOTO	Bruce Crawford Age: 78 Director since 1989 Chairman of the Board and Chairman of the Finance Committee	Mr. Crawford is Chairman of the Board of Omnicom, a position he has held since 1995. He is Chairman of the Executive Committee of The Metropolitan Opera and Chairman Emeritus of Lincoln Center. He is also a Director of Venetian Heritage and The Animal Medical Center.

PHOTO	Robert Charles Clark Age: 63 Director since 2002 Member of the Audit and Governance Committees	Mr. Clark is a Harvard University Distinguished Service Professor, Harvard Law School. He was Dean and Royall Professor of Law at Harvard Law School from July 1989 through June 2003. He has served as a professor of law at Harvard Law School since 1978, and before that, was a tenured professor at Yale Law School. His specialty is corporate law. Mr. Clark is a director of Collins & Aikman Corp. and Time Warner Inc. Mr. Clark is also a member of the Board of Trustees of Teachers Insurance and Annuity Association (TIAA).

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PHOTO	Leonard S. Coleman, Jr. Age: 58 Director since 1993 Member of the Compensation and Governance Committees	Mr. Colemen was Senior Advisor, Major League Baseball from 1999 until 2005. Previously, he was Chairman of Arena Co., a subsidiary of Yankees/Nets, until September 2002. Before that, he was President, National League, Major League Baseball. Mr. Coleman is a director of Avis Budget Group, H.J. Heinz Corporation, Churchill Downs Inc. and Electronic Arts Inc.

PHOTO	Errol M. Cook Age: 67 Director since 2003 Member of the Audit Committee	Mr. Cook is a private investor and consultant. Previously, he was a managing director and partner of Warburg Pincus from March 1991 until his retirement in February 1999. Before that, Mr. Cook was a Senior Partner of Ernst & Young (August 1961—September 1989) and a Managing Director of Schroders (September 1989—March 1991).

PHOTO	Susan S. Denison Age: 61 Director since 1997 Member of the Compensation and Governance Committees	Ms. Denison is a partner of Cook Associates, an executive search firm, a position she has held since June 2001. Previously, she served as a Partner at TASA Worldwide/Johnson, Smith & Knisely and the Cheyenne Group. She also served as Executive Vice President, Madison Square Garden and Executive Vice President and General Manager at Showtime Networks. Ms. Denison is also a director of InterCure, Inc.

PHOTO	Michael A. Henning Age: 66 Director since 2003 Member of the Audit Committee	Mr. Henning was Deputy Chairman of Ernst & Young from December 1999 to October 2000 and Chief Executive Officer of Ernst & Young International from September 1993 to December 1999. He is also a director of CTS Corporation.

PHOTO	John R. Murphy Age: 73 Director since 1996 Chairman of the Audit Committee and member of the Governance Committee	Mr. Murphy is Vice Chairman of National Geographic Society, a position he has held since March 1998. From May 1996 until March 1998, Mr. Murphy was President and Chief Executive Officer of National Geographic Society. He is a trustee of Mercer University, a trustee and Chairman of the Board of the Mercantile Mutual Funds and Chairman of the Board of the Mercantile Alternative Fund. Mr. Murphy is also a past president of the U.S. Golf Association.

PHOTO	John R. Purcell Age: 75 Director since 1986 Chairman of the Governance Committee and member of the Finance Committee	Mr. Purcell is Chairman and Chief Executive Officer of Grenadier Associates Ltd., a merchant banking and financial advisory firm. He served as Chairman of Donnelley Marketing, Inc., a database direct marketing firm, from 1991 to 1996.

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PHOTO	Linda Johnson Rice Age: 49 Director since 2000 Member of the Compensation and Governance Committees	Ms. Rice is President and Chief Executive Officer of Johnson Publishing Company, Inc. and President of Fashion Fair Cosmetics, a division of Johnson Publishing. Ms. Rice is a director of Bausch & Lomb Inc., Kimberly-Clark Corporation and MoneyGram International, Inc.

PHOTO	Gary L. Roubos Age: 70 Director since 1986 Chairman of the Compensation Committee and member of the Finance Committee	Mr. Roubos was Chairman of Dover Corporation, a diversified industrial manufacturing corporation, from May 1989 to May 1999, and Chief Executive Officer of that company from January 1981 to May 1994. He is also a director of ProQuest Company.

Item 2 — Ratification of the Appointment of Independent Auditors

        In accordance with the Audit Committee’s charter, the Audit Committee has appointed KPMG LLP as our independent auditors for our fiscal year ending December 31, 2007. We are submitting the selection of our independent auditors for shareholder ratification at the 2007 Annual Meeting. KPMG LLP has been our independent auditor since June 2002.

        Representatives of KPMG LLP are expected to be present at the 2007 Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        The Audit Committee is not bound by the results of the vote regarding ratification of the independent auditors. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Omnicom and its shareholders.

        The Board recommends that shareholders vote FOR ratification of the appointment of KPMG LLP as our independent auditors.

        Approval of this proposal requires the favorable vote of the holders of a majority of the shares voting on the proposal.

Item 3 — Approval of 2007 Incentive Award Plan

        We are asking the stockholders to approve the Omnicom Group Inc. 2007 Incentive Award Plan (the “2007 Plan”). If the 2007 Plan is approved, then no new awards may be granted under any of Omnicom’s prior equity plans (collectively, the “Previously Adopted Plans”).

        The following summarizes the terms of the 2007 Plan and the summary is qualified by reference to the full text of the 2007 Plan, which is attached as Appendix A to this Proxy Statement.

        General

        The Board has adopted, subject to stockholder approval, the 2007 Plan for employees and consultants of Omnicom and its subsidiaries and members of the Board, or as applicable, members of the board of directors of a subsidiary (collectively, “Directors”). The 2007 Plan is intended to replace the Previously Adopted Plans. The 2007 Plan will become effective upon its approval by the holders of the majority of our common stock present, or represented, and entitled to vote at the Annual Meeting (the date that such approval is obtained, the

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“Effective Date”). If the 2007 Plan becomes effective, then no new awards will be granted pursuant to the Previously Adopted Plans following such Effective Date, except that shares relating to awards that are forfeited or cancelled under the Previously Adopted Plans will be available for grant under the 2007 Plan as described in more detail below.

        The Board believes that the 2007 Plan will promote the success and enhance the value of Omnicom by continuing to link the personal interest of participants to those of Omnicom stockholders and by providing participants with an incentive for outstanding performance to generate superior returns to Omnicom stockholders. The Board further believes that the 2007 Plan will provide flexibility to Omnicom in its ability to motivate, attract, and retain the services of employees, consultants and Directors upon whose judgment, interest, and special effort the successful operation of Omnicom is largely dependent.

        The 2007 Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, and restricted stock units to eligible participants. A summary of the principal provisions of the 2007 Plan is set forth below.

        Administration

        The 2007 Plan will be administered by a committee, which may be the Board or a committee appointed by the Board (collectively, the “Committee”). With respect to awards to independent directors, the Board will administer the 2007 Plan. With respect to awards to employees and consultants, the Committee will administer the 2007 Plan and, unless otherwise determined by the Board, the Committee will consist solely of two or more Board members who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), Non-Employee Directors (as defined in Rule 16b-3(b)(3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) and “independent directors” under the rules of the New York Stock Exchange. The Board or the Committee may delegate to a committee of one or more Board members or one or more Omnicom officers the authority to grant or amend awards under the 2007 Plan to participants other than (i) senior Omnicom executives who are subject to Section 16 of the Exchange Act, (ii) employees who are “covered employees” within the meaning of Section 162(m) of Code, and (iii) Omnicom officers or Directors to whom the authority to grant or amend awards under the 2007 Plan has been delegated.

        The Committee will have the exclusive authority to administer the 2007 Plan, including the power to (i) determine participants under the 2007 Plan, (ii) determine the types of awards granted to participants under the 2007 Plan, the number of such awards, and the number of shares of common stock of Omnicom (the “Common Stock”) subject to such awards, (iii) determine and interpret the terms and conditions of any awards under the 2007 Plan, including the vesting schedule, exercise price and whether to offer cash in exchange for an award, and (iv) adopt rules for the administration, interpretation and application of the 2007 Plan.

        Eligibility

        Persons eligible to participate in the 2007 Plan include all employees, Directors and consultants of Omnicom and its subsidiaries, as determined by the Committee.

        Limitation on Awards and Shares Available

        Subject to the adjustment provisions as described in more detail below, the maximum aggregate number of shares of Common Stock that may be issued or delivered under the 2007 Plan is 18,500,000 shares of Common Stock, less one (1) share of Common Stock for every one (1) share of Common Stock that was subject to an option or stock appreciation right granted after December 31, 2006 from any of the Previously Adopted Plans and three (3) shares of Common Stock for every one (1) share of Common Stock that was subject to an award other than an option or stock appreciation right granted after December 31, 2006 under the Previously Adopted Plans. Any shares of Common Stock that are subject to options or stock appreciation rights granted from the 2007 Plan shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted. Any shares of Common Stock that are subject to awards other than options or stock appreciation rights granted from the 2007 Plan shall be counted against this limit as three (3) shares of Common Stock for every one (1) share of Common Stock granted. After the Effective Date, no awards may be granted under any Previously Adopted Plan.

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        The shares of Common Stock covered by the 2007 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. If following December 31, 2006 an award under the 2007 Plan or the Previously Adopted Plans is forfeited (including a reimbursement of an unvested award upon a participant’s termination of employment at a price equal to the par value of the Common Stock subject to the award) or expired, any shares of Common Stock subject to the award may be used again for new grants under the 2007 Plan. Such shares of Common Stock shall be added back as (i) one (1) share of Common Stock if such shares of Common Stock were subject to options or stock appreciation rights granted under the 2007 Plan or under the Previously Adopted Plans and (ii) as three (3) shares of Common Stock if such shares of Common Stock were subject to awards other than options or stock appreciation rights granted under the 2007 Plan or under the Previously Adopted Plans. Notwithstanding the foregoing, the following shares of Common Stock shall not be added to the shares of Common Stock authorized for grant as described above: (i) shares of Common Stock tendered by the participant or withheld by Omnicom in payment of the purchase price of an option, (ii) shares of Common Stock tendered by the participant or withheld by Omnicom to satisfy any tax withholding obligation with respect to an award, and (iii) shares of Common Stock subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof. The number of shares of Common Stock subject to one or more awards granted to any one participant under the 2007 Plan during any calendar year of Omnicom may not exceed 2,000,000 shares of Common Stock.

        Awards

        The 2007 Plan provides for grants of stock options (both incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, and restricted stock units. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2007 Plan.

        Stock options, including incentive stock options (as defined under Section 422 of the Code) and nonqualified stock options may be granted pursuant to the 2007 Plan. The exercise price of incentive stock options and nonqualified stock options granted pursuant to the 2007 Plan will not be less than 100% of the fair market value of the Common Stock on the date of grant, unless incentive stock options are granted to any individual who owns, as of the date of grant, stock possessing more than ten (10) percent of the total combined voting power of all classes of Omnicom stock (the “Ten Percent Owner”), whereupon the exercise price of such incentive stock options will not be less than 110% of the fair market value of the Common Stock on the date of grant. Incentive stock options and nonqualified stock options may be exercised as determined by the Committee, but in no event after (i) the fifth anniversary of the date of grant with respect to incentive stock options granted to a Ten Percent Owner, or (ii) the tenth anniversary of the date of grant with respect to incentive stock options granted to other employees and nonqualified stock options. Nonqualified stock options may be exercised as determined by the Committee. Upon the exercise of a stock option, the exercise price must be paid in full in cash, by tendering previously-acquired shares of Common Stock with a fair market value at the time of exercise equal to the aggregate exercise price of the option or the exercised portion thereof or by tendering other property acceptable to the Committee.

        Restricted stock awards may be granted pursuant to the 2007 Plan. A restricted stock award is the grant of shares of Common Stock at a price determined by the Committee (including zero), that is subject to transfer restrictions and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

        A stock appreciation right (a “SAR”) is the right to receive payment of an amount equal to (i) the excess of (A) the fair market value of a share of Common Stock on the date of exercise of the SAR over (B) the fair market value of a share of Common Stock on the date of grant of the SAR, multiplied by (ii) the aggregate number of shares of Common Stock subject to the SAR. Such payment will be in the form of Common Stock and shall satisfy all of the restrictions imposed by the 2007 Plan upon stock option grants. Each SAR must be evidenced by a written award agreement with terms and conditions consistent with the 2007 Plan. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, provided that the term of any SAR shall not exceed ten years.

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        Restricted stock units may be granted pursuant to the 2007 Plan, typically without consideration from the participant or for a nominal purchase price. Restricted stock units may be subject to vesting conditions including continued employment or achievement of performance criteria established by the Committee. Like restricted stock, except as described below, restricted stock units may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

        The other types of awards that may be granted under the 2007 Plan include performance shares, performance stock units, dividend equivalents, stock payments and deferred stock. Dividend equivalents may not be granted on shares of Common Stock subject to options or SARs.

        Except as may be determined by the Committee in the event of a participant’s death, disability or retirement, or in connection with a change in control event, “Full Value Awards” (that is, restricted stock awards, performance share awards, performance stock unit awards, stock payment awards, dividend equivalents awards, deferred stock awards, or restricted stock unit awards) that vest solely based on the passage of time must vest over a period of not less than three years and performance awards must vest over a period of not less than one year (which shall include fully-vested awards granted in lieu of cash awards that have been earned based on a performance period of at least one year). These vesting limitations shall not apply to a limited basket consisting of up to 5% of the shares of Common Stock available for issuance (as described in more detail above) or to awards granted to newly hired employees.

        The Committee may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive qualified performance-based compensation for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow, and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share of Common Stock, price per share of Common Stock, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group of business services companies. With regard to a particular performance period, the Committee shall have the discretion to select the length of the performance period, the type of awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of the qualified performance-based compensation for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by Omnicom or its subsidiaries on the date the qualified performance-based compensation is paid to be eligible to receive such qualified performance-based compensation for any period.

        Awards can not be assigned, transferred, or otherwise disposed of by a participant other than: (a) by will or the laws of descent and distribution, (b) pursuant to beneficiary designation procedures approved from time to time by the Committee, (c) to the participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (d) to a trust for the benefit of the participant and/or one or more of the persons referred to in clause (c), (e) to a partnership, limited liability company or corporation in which the participant or the persons referred to in clause (c) are the only partners, members or shareholders or (f) for charitable donations. Such permitted assignees shall be bound by and subject to all of the terms and conditions of the 2007 Plan and any applicable award agreement.

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        Adjustment to Awards

        If there is a stock dividend, stock split, spin-off, or recapitalization through a large, nonrecurring cash dividend, then the Committee shall make proportionate adjustments (if any), as the Committee in its discretion may deem appropriate, to the number and type of securities subject to each outstanding award under the 2007 Plan, and the exercise price or grant price of such outstanding award (if applicable).

        If there is any other distribution, merger, consolidation, combination, exchange or other corporate event affecting the Common Stock or the share price of the Common Stock (other than a nonreciprocal transaction as described above), the Committee:

•	may appropriately adjust the aggregate number and type of shares of Common Stock subject to the 2007 Plan, the terms and conditions of any outstanding awards, and the grant or exercise price per share of outstanding awards;
•	may provide for the termination of any award in exchange for an amount of cash (if any) and/or other property equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights;
•	may provide for the replacement of any award with other rights or property selected by the Committee in its sole discretion;
•	may provide that any outstanding award cannot vest, be exercised, or become payable after such event;
•	may provide that all awards shall be exercisable, payable, or fully vested as to all shares of Common Stock covered thereby;
•	may provide that any surviving corporation (or its parent or subsidiary) shall assume awards outstanding under the 2007 Plan or shall substitute similar awards for those outstanding under the 2007 Plan, with appropriate adjustment of the number and kind of shares and the prices of such awards; or
•	may make adjustments (i) in the number and type of shares of Common Stock (or other securities or property) subject to outstanding awards or in the number and type of shares of restricted stock or deferred stock or (ii) to the terms and conditions of (including the grant or exercise price) and the criteria included in, outstanding rights, options, and awards or future rights, options, and awards.

        Effect of a Change in Control

        In the event of a change in control of Omnicom, an award shall become fully exercisable and all forfeiture restrictions on such award shall lapse, unless any surviving or acquiring entity substitutes an equivalent award or assumes the participant’s outstanding award.

        Amendment and Termination

        The Committee, subject to approval of the Board, may terminate, amend, or modify the 2007 Plan at any time; provided, however, that stockholder approval will be obtained (i) for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, (ii) to increase the number of shares of Common Stock available under the 2007 Plan, (iii) to reduce the per share exercise price of an award, and (iv) except as permitted by the adjustment provision described above, to grant an award or cash in exchange for the cancellation or surrender of an option or a stock appreciation right.

        In no event may an award be granted pursuant to the 2007 Plan on or after the tenth anniversary of the Effective Date.

        Federal Income Tax Consequences

        Non-Qualified Stock Options

        For federal income tax purposes, if participants are granted non-qualified stock options under the 2007 Plan, participants generally will not have taxable income on the grant of the option, nor will Omnicom be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize

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ordinary income, and Omnicom will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The basis that participants have in shares of Common Stock, for purposes of determining their gain or loss on subsequent disposition of such shares of Common Stock generally, will be the fair market value of the shares of Common Stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

        Incentive Stock Options

        There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares of Common Stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to Omnicom, unless participants dispose of the shares of Common Stock within (i) two years after the date of grant of the option or (ii) within one year of the date the shares of Common Stock were transferred to the participant. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and Omnicom will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of Common Stock will not be considered income for alternative minimum tax purposes.

        Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. Omnicom will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

        The current federal income tax consequences of other awards authorized under the 2007 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, Omnicom will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to “covered employees” (as defined in Section 162(m) of the Code).

        New Plan Benefits

        No awards will be granted pursuant to the 2007 Plan until it is approved by Omnicom’s stockholders. In addition, awards are subject to the discretion of the Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2007 Plan or the benefits that would have been received by such participants if the 2007 Plan had been in effect in the year ended December 31, 2006.

The Board recommends a vote FOR the approval of the 2007 Incentive Award Plan.

        Adoption of the 2007 Plan requires approval by holders of a majority of the outstanding shares of Omnicom stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting.

INFORMATION ABOUT VOTING AND THE MEETING

Quorum; Required Vote; Effect of an Abstention and Broker Non-Votes

        More than 50% of the shares entitled to vote will constitute a quorum for the transaction of business at the 2007 Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists. Broker non-votes are proxies returned by brokers or other nominees who do not vote on a particular item because they did not receive instruction from the beneficial owner and were not permitted to

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exercise discretionary voting authority. If a quorum is not present, the shareholders who are present or represented may adjourn the meeting until a quorum exists. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given. We will, however, publish a press release if the meeting is adjourned to another date. An adjournment will have no effect on business that may have already been conducted at the meeting.

        In order to ratify the appointment of KPMG LLP as our independent auditors and approve the 2007 Incentive Award Plan, assuming a quorum exists, the affirmative vote of the holders of a majority of the shares represented at the meeting and actually voted is required. In order to obtain approval of the election of any nominee as a director, assuming a quorum exists, a plurality vote is required. Abstentions, broker non-votes and withheld votes will not be considered as votes cast in favor or against any proposal. As a result, abstentions, broker non-votes and, in the case of election of directors, withheld votes, will have no effect on the matters brought to a vote at the meeting.

Voting

        You can vote your shares by proxy card, through the Internet, by telephone or in person. We have adopted the Internet and telephone voting procedures to authenticate shareholders’ identities, to allow shareholders to provide their voting instructions and to confirm that their instructions have been recorded properly. By submitting your proxy through the Internet, by telephone or by using the enclosed proxy card, you will authorize two of our officers or their designees to represent you and vote your shares at the meeting in accordance with your instructions or, if no instructions are given, in their discretion. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

        Fidelity Management Trust Company, as trustee under our retirement savings plan, and Computershare Trust Company, Inc., as administrator of our employee stock purchase plan, will vote common stock held in the plans as indicated by participants in whose accounts the shares are held, whether or not vested, on their proxies. Please note that your shares held in either plan will be voted as you instruct if your proxy card, telephone or Internet voting instructions are received on or before 11:59 p.m. Eastern Time on Thursday, May 17, 2007. In accordance with the terms of the retirement savings plan, Fidelity Management Trust Company will vote all shares for which it does not receive voting instructions by the deadline provided above in the same proportion on each issue as it votes the shares for which it does receive instructions. In accordance with the terms of the employee stock purchase plan, Computershare Trust Company, Inc. will not vote shares for which it does not receive voting instructions by the deadline provided above.

Voting by Street Name Holders

        If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, the broker, bank or other nominee, as the record holder of the shares, is required to vote those shares according to your instructions. Your broker, bank or other nominee should have enclosed a voting instruction card for you to use in directing it on how to vote your shares.

        Under existing rules, if your broker holds your shares in its name and you have not given voting instructions, your broker nonetheless has the discretion to authorize the designated proxies to act, except on certain matters. As such, they could vote in respect of the election of directors, and the ratification of the appointment of KPMG LLP as our independent auditors.

“Default” Voting

        If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR the election of all nominees for director and FOR the ratification of the appointment of KPMG LLP. In order for your shares to be voted FOR the approval of the 2007 Incentive Award Plan, you must submit voting instructions. If any other business properly comes before the shareholders for a vote at the meeting, your shares will be voted according to the discretion of the holders of the proxy.

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Right to Revoke

        If you submit your proxy, you may change your voting instructions at any time prior to the vote at the 2007 Annual Meeting. For shares held directly in your name, you may change your vote by granting a new proxy, through the Internet, by telephone or in writing, which bears a later date (thereby automatically revoking the earlier proxy) or by attending the Annual Meeting and voting in person. For shares beneficially owned by you, but held in “street name” by a broker, bank or other nominee, please refer to the information forwarded to you by your broker, bank or other nominee for instructions on revoking or changing your proxy.

Tabulation of Votes

        Mellon Investor Services will act as inspectors at the 2007 Annual Meeting. They will determine the presence of a quorum and will tabulate and certify the votes.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC. Purchases and sales of our common stock by such persons are published on our website at http://www.omnicomgroup.com.

        Based solely upon a review of the copies of such reports filed with the SEC, and on written representations from our reporting persons, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with during 2006.

Transactions with Related Persons

        We review all relationships and transactions between Omnicom or its subsidiaries and related persons to determine whether such persons have a direct or indirect material interest. Related persons include any director, nominee for director, officer or their immediate family members. Although we do not have a written policy governing such transactions, Omnicom’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As part of this process, and pursuant to our Audit Committee’s charter, the Audit Committee reviews our policies and procedures with respect to related person transactions. These policies and procedures have been communicated to, and are periodically reviewed with, our directors and executive officers, and the Audit Committee documents in its minutes any actions that it takes with respect to such matters. Under SEC rules, transactions that are determined to be directly or indirectly material to Omnicom, its subsidiaries or a related person are required to be disclosed in Omnicom’s Proxy Statement. In the course of reviewing a related party transaction, Omnicom considers (a) the nature of the related person’s interest in the transaction, (b) the material terms of the transaction, (c) the importance of the transaction to the related person and Omnicom or its subsidiaries, (d) whether the transaction would impair the judgment of a director or officer to act in the best interest of Omnicom, and (e) any other matters deemed appropriate.

        Based on the information available to us and provided to us by our directors and officers, we do not believe that there were any such material transactions in effect since January 1, 2006, or any such material transactions proposed to be entered into during 2007.

Expense of Solicitation

        We will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone or by facsimile or electronic transmission by our officers, directors, and regular employees. We may reimburse brokerage firms, banks, custodians, nominees and fiduciaries for their expenses to forward proxy materials to beneficial owners. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies. For these services, we will pay D.F. King & Co. a fee of approximately $8,500 and reimburse it for certain out-of-pocket disbursements and expenses.

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Incorporation by Reference

        To the extent that this Proxy Statement is incorporated by reference into any other filing by Omnicom under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled “Executive Compensation: Compensation Committee Report on Executive Compensation,” “Audit Related Matters: Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing.

Availability of Certain Documents

        A copy of our 2006 Annual Report to Shareholders is enclosed. You also may obtain a copy of this document, our 2006 Annual Report on Form 10-K filed with the SEC, our Corporate Governance Guidelines, our Code of Conduct, our Code of Ethics for Senior Financial Officers and the charters for our Audit, Compensation, Governance, Finance and Qualified Legal Compliance Committees, without charge, by writing to: Omnicom Group Inc., 437 Madison Avenue, New York, New York 10022, Attn: Corporate Secretary. All of these documents also are available through our website at http://www.omnicomgroup.com. Please note that the information contained on our website is not incorporated by reference in, or considered to be part of, this Proxy Statement.

Delivery of Documents to Shareholders Sharing an Address

        If you are the beneficial owner of shares of our common stock held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee may only deliver one copy of this Proxy Statement and our 2006 Annual Report to multiple shareholders who share an address unless that broker, bank or other nominee has received contrary instructions from one or more of the shareholders at a shared address. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our 2006 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the Proxy Statement and Annual Report, now or in the future, should submit this request by writing to: Omnicom Group Inc., 437 Madison Avenue, New York, New York 10022, Attn: Corporate Secretary or calling our corporate secretary at (212) 415-3600. Beneficial owners sharing an address who are receiving multiple copies of Proxy Statements and Annual Reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

        Any shareholder who wishes to present a proposal for inclusion in next year’s Proxy Statement and form of proxy must deliver the proposal to our principal executive offices no later than the close of business on December 24, 2007. Proposals should be addressed to: Omnicom Group Inc., 437 Madison Avenue, New York, New York 10022, Attn: Corporate Secretary.

        Our by-laws require that written notice of a nomination for director or submission of a proposal to be voted on at an annual meeting be provided to our corporate secretary no less than 60 days prior to the date set for the meeting, which was March 23, 2007 for the 2007 Annual Meeting. In order for a nomination or proposal to be considered, the notice must contain certain information prescribed by our by-laws. A copy of the applicable by-law provisions may be obtained, without charge, upon written request addressed to: Omnicom Group Inc., 437 Madison Avenue, New York, New York 10022, Attn: Corporate Secretary. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

MICHAEL J. O’BRIEN Secretary

New York, New York
April 23, 2007

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APPENDIX A

OMNICOM GROUP INC.

2007 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

        The purpose of the Omnicom Group Inc. 2007 Incentive Award Plan (as amended from time to time, the “Plan”) is to promote the success and enhance the value of Omnicom Group Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, or a Restricted Stock Unit award granted to a Participant pursuant to the Plan.

        2.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

        2.3 “Board” means the Board of Directors of the Company.

        2.4 “Change in Control” means and includes each of the following:

                      (a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

                      (b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                      (c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

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                                    (i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

                                    (ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

                      (d) The Company’s stockholders approve a liquidation or dissolution of the Company.

        The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.5 “Code” means the Internal Revenue Code of 1986, as amended.

        2.6 “Committee” means the committee of the Board described in Article 12.

        2.7 “Company” has the meaning given in Article 1.

        2.8 “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.

        2.9 “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

        2.10 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.

        2.11 “Director” means a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

        2.12 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

        2.13 “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.14 “Effective Date” has the meaning set forth in Section 13.1.

        2.15 “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

        2.16 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.17 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

        2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

        2.19 “Fair Market Value” means, as of any given date, (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first

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trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

        2.20 “Full Value Award” means a Restricted Stock award, a Performance Share award, a Performance Stock Unit award, a Stock Payment award, a Dividend Equivalents award, a Deferred Stock award, or a Restricted Stock Unit award.

        2.21 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.22 “Independent Director” means a Director of the Company who is not an Employee.

        2.23 “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

        2.24 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

        2.25 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.26 “Participant” means any Eligible Individual who, as a Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.27 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.28 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, network, business unit, or an individual. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.29 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

        2.30 “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

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        2.31 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.32 “Permitted Assignee” has the meaning set forth in Section 10.3.

        2.33 “Plan” has the meaning set forth in Article 1.

        2.34 “Prior Plans” means, collectively, the following plans of the Company: the Omnicom Group Inc. Equity Incentive Plan, the Omnicom Group Inc. Amended and Restated 1998 Incentive Compensation Plan and the Omnicom Group Inc. Director Equity Plan, in each case as such plan may be amended from time to time.

        2.35 “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code and which is subject to the terms and conditions set forth in Article 9.

        2.36 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.37 “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

        2.38 “Securities Act” means the Securities Act of 1933, as amended.

        2.39 “Stock” means the common stock of the Company, par value $0.15 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

        2.40 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.41 “Stock Payment” means a payment in the form of shares of Stock granted pursuant to Section 8.4 as part of any bonus, deferred compensation or other arrangement.

        2.42 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

        2.43 “Substitute Awards” means Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combined.

        2.44 “Successor Entity” has the meaning given in Section 2.4(c)(i).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

        3.1 Number of Shares.

                      (a)Subject to Article 11 and Sections 3.1(c) and (d), the maximum aggregate number of shares of Stock that may be issued or delivered under the Plan is 18,500,000 shares of Stock, less one (1) share of Stock for every one (1) share of Stock that was subject to an option or stock appreciation right granted after December 31, 2006 from any of the Prior Plans and three (3) shares of Stock for every one (1) share of Stock that was subject to an award other than an option or stock appreciation right granted after December 31, 2006 under the Prior Plans. Any shares of Stock that are subject to Options or Stock Appreciation Rights granted from the Plan shall be counted against this limit as one (1) share of Stock for every one (1) share of Stock granted. Any shares of Stock that are subject to Awards other than Options or Stock Appreciation Rights granted from the Plan shall be counted against this limit as three (3) shares of Stock for every one (1) share of Stock granted. After the Effective Date, no awards may be granted under any Prior Plan.

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                      (b) If following December 31, 2006 an award granted under a Prior Plan or an Award is forfeited (including a repurchase of an unvested Award upon a Participant’s termination of employment at a price equal to the par value of the Stock subject to the Award) or expires, the shares of Stock subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture or expiration, again be available for Awards under the Plan, subject to Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following shares of Stock shall not be added to the shares of Stock authorized for grant under paragraph (a) of this Section: (i) shares of Stock tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or an option granted under a Prior Plan, (ii) shares of Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or an award granted under a Prior Plan, and (iii) shares of Stock subject to a Stock Appreciation Right (or a stock appreciation right from a Prior Plan) that are not issued in connection with the stock settlement of the Stock Appreciation Right (or a stock appreciation right from a Prior Plan) on exercise thereof. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                      (c) Substitute Awards shall not reduce the shares of Stock authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.

                      (d) Any shares of Stock that again become available for grant pursuant to this Section 3 shall be added back as (i) one (1) share of stock if such shares of Stock were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans and (ii) as three (3) shares of Stock if such shares of Stock were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plans.

                      (e) Notwithstanding anything to the contrary in this Section 3, or elsewhere in this Plan, but subject to adjustment pursuant to Article 11 of the Plan, the aggregate number of shares of Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 18,500,000 shares of Stock.

        3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 2,000,000 shares of Stock.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

        4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

        4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

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        4.3 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

        5.1 General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

                      (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c), the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant. Notwithstanding the foregoing, Options that are Substitute Awards may be granted with a per share exercise price other than as required in the preceding sentence.

                      (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the Performance Criteria, other specific performance criteria or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                      (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid and the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

                      (d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

        5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.

                      (a) Expiration. Subject to Section 5.2(c), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the date ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

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                      (b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

                      (c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

                      (d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

                      (e) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

                      (f) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

        5.3 Granting of Options to Independent Directors. The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

                      (a) Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

                      (b) Subject to Sections 3.1 and 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

                      (c) Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

ARTICLE 6.

RESTRICTED STOCK AWARDS

        6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement and shall be subject to Article 10.

        6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock) and may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

        7.1 Grant of Stock Appreciation Rights.

                      (a) A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the

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Plan as the Committee shall impose (including any Performance Criteria or other specific performance criteria that must be satisfied before all or part of a Stock Appreciation Right may be exercised) and shall be evidenced by an Award Agreement. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part; provided that the term of any SAR granted under the Plan shall not exceed ten years.

                      (b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted (which may be the original date of grant for a Substitute Award) and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

        7.2 Payment and Limitations on Exercise.

                      (a) Subject to Section 7.2(b), payment of the amounts determined under Section 7.1(b) above shall be in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised).

                      (b) Any payment under this Section 7 shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

        8.1 Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2 Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3 Dividend Equivalents. Any Eligible Individual selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award other than an Option or SAR, to be credited as of dividend payment dates, during the period between the date such Award is granted and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

        8.4 Stock Payments. Any Eligible Individual selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5 Deferred Stock. Any Eligible Individual selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award

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will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

        8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

ARTICLE 9.

QUALIFIED PERFORMANCE-BASED COMPENSATION

        9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant an Award intending to be Qualified Performance-Based Compensation to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6, 8 or 10; provided, however, that the Committee may in its discretion grant Awards to Eligible Individuals (including Covered Employees) that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Qualified Performance-Based Compensation. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3 Procedures with Respect to Qualified Performance-Based Compensation. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.4 Payment of Qualified Performance-Based Compensation. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day Qualified Performance-Based Compensation for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive Qualified Performance-Based Compensation for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount of Qualified Performance-Based Compensation earned, the Committee may reduce or eliminate the amount of

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the Qualified Performance-Based Compensation earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

        10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Independent Directors). Notwithstanding the foregoing, to the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of the Participant and/or one or more of the Persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the participant or the Persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided, however, that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

        10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        10.5 Stock Certificates; Book Entry Procedures.

                      (a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in

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compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

                      (b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        10.6 Full Value Award Vesting Limitations. Subject to Section 11 and except as may be determined by the Committee in the event of the Participant’s death, Disability or retirement, notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees shall become vested not less than monthly (in pro rata amounts) over a period of three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year, which shall include fully-vested Awards granted in lieu of cash awards that have been earned based on a performance period of at least one year); provided, however, that notwithstanding the foregoing, (i) Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions and (ii) the Company may grant Full Value Awards to employees newly hired by the Company or any of its Subsidiaries without respect to such minimum vesting provisions.

        10.7 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

        10.8 Term. Except as otherwise provided herein, the term of any Award shall be set by the Committee in its discretion.

        10.9 Exercise or Purchase Price. Except as set forth in Sections 5.1(a) and 7.1(b), the Committee may establish the exercise or purchase price, if any, of any Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        10.10 Treatment upon Termination of Employment or Service. An Award shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise.

        10.11 Form of Payment. Except as may otherwise be provided in the Plan, payments with respect to any Awards granted under this Plan shall be made in Stock.

        10.12 Award Agreement. All Awards granted under this Plan shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

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ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

        11.1 Adjustments.

                      (a) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(b) and 11.1(c):

                                    (i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be equitably adjusted. The adjustments provided under this Section 11.1(a)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

                                    (ii) With respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3), the Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring.

                      (b) Other than in connection with an Equity Restructuring, in the event of any combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee may make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.

                      (c) Other than in connection with an Equity Restructuring, in the event of any transaction or event described in Section 11.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                                   (i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

                                   (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                                    (iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Award and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

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                                    (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

                                    (v) To provide that the Award cannot vest, be exercised or become payable after such event.

        11.2 Acceleration Upon a Change in Control. Notwithstanding Section 11.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Award is not assumed or an equivalent award substituted by a successor entity, then immediately prior to the Change in Control such Award shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. For the purposes of this Section 11.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Stock subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Stock for each share of Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received for each share of Stock subject to the Award to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Stock in the Change in Control.

        11.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

        11.4 Restrictions on Exercise. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

ARTICLE 12.

ADMINISTRATION

        12.1 Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock

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are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

        12.2 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

                      (a) Designate Participants to receive Awards;

                      (b) Determine the type or types of Awards to be granted to each Participant;

                      (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                     (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

                      (e) Determine whether, to what extent, and pursuant to what circumstances the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                     (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                      (g) Decide all other matters that must be determined in connection with an Award;

                      (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                      (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

                      (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        12.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

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        12.5 Delegation of Authority. To the extent permitted by applicable law, the Board or the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee, as applicable, specifies at the time of such delegation, and the Board or the Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board.

ARTICLE 13.

EFFECTIVE AND EXPIRATION DATE

        13.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it is approved either:

                      (a) By a majority of the votes cast at a duly held stockholder’s meeting at which a quorum representing a majority of outstanding voting stock is, either in person or by proxy, present and voting on the plan; or

                      (b) By a method and in a degree that would be treated as adequate under New York law in the case of an action requiring stockholder approval.

        13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.

AMENDMENT, MODIFICATION, AND TERMINATION

        14.1 Amendment, Modification, and Termination. Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, (i) except as permitted by Article 11, no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and (ii) except as permitted by Article 11, no Award or cash award may be granted in exchange for the cancellation or surrender of an Option or SAR.

        14.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.

GENERAL PROVISIONS

        15.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

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        15.2 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

        15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        15.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

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        15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of New York.

        15.14 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

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OMNICOM GROUP INC.
437 Madison Avenue • New York, New York 10022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2007.

The undersigned hereby appoints Randall J. Weisenburger and Michael J. O’Brien, and each of them, as proxies, each with full power of substitution, to vote all shares of common stock of Omnicom Group Inc. that the undersigned is entitled to vote at the 2007 Annual Meeting of Shareholders to be held on May 22, 2007, and at any postponements or adjournments thereof, as specified on the reverse of this proxy card and in their discretion upon such other matters as may properly come before such Annual Meeting and at any postponements or adjournments thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed by you if received by 11:59 p.m. Eastern Time, on Monday, May 21, 2007. If you do not give any direction, this proxy will be voted FOR Items (1), (2) and (3) and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

If the undersigned is a participant in our employee retirement savings plan and/or our employee stock purchase plan and has Omnicom stock allocated to his or her account(s), then the undersigned directs the trustee or the administrator of the relevant plan likewise to appoint the above-named individuals as proxies to vote and act with respect to all shares of such stock so allocated in the manner specified on the reverse of this card and in their discretion on all other matters as may properly come before the meeting. If you are such a participant and your voting instructions are not received by 11:59 p.m. Eastern Time, on Thursday, May 17, 2007, the trustee of the employee retirement saving plan will vote your plan shares in the same proportion as it votes all other shares in the plan for which it has received timely voting instructions and the administrator of the employee stock purchase plan will not vote your shares.

Please specify your choices by marking the appropriate boxes on the REVERSE SIDE. You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. Therefore, please complete the reverse side and mail it or use our Internet or toll-free telephone voting system explained on the reverse side.

(Continued and to be dated and signed on the reverse side)

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FOR INTERNET AND TELEPHONE PROXY INSTRUCTIONS, SEE REVERSE SIDE

1. Election of Directors

01 John D. Wren
02 Bruce Crawford
03 Robert Charles Clark
04 Leonard S. Coleman, Jr.
05 Errol M. Cook
06 Susan S. Denison
07 Michael A. Henning
08 John R. Murphy
09 John R. Purcell
10 Linda Johnson Rice
11 Gary L. Roubos
		FOR ALL NOMINEES 	WITHHOLD FROM ALL NOMINEES 	3. Approval of the 2007 Incentive Award Plan	FOR 	AGAINST 	ABSTAIN 
FOR all, except vote WITHHELD from the following nominee(s): ______________________________________________________________
2.	Ratification of KPMG LLP as our independent auditors for 2007	FOR 	AGAINST 	ABSTAIN 

The Board of Directors recommends that you vote FOR Items 1, 2 and 3.

Signature __________________________________________________ Joint Signature if held jointly ___________________________________ Date: __________________, 2007

Please sign exactly as your name appears on this proxy. If stock is held in the name of joint holders, each should sign. If you are signing as a trustee, executor, etc., please so indicate. Please mark, sign, date and mail this card promptly in the postage prepaid return envelope provided.

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Dear Shareholder:

We have established different ways to vote your shares. You may appoint your proxies to vote your shares by mailing the enclosed proxy card, or through the Internet or via toll-free telephone, 24 hours a day, 7 days a week. Please note that all proxy appointments through the Internet or by telephone must be received by 11:59 p.m. Eastern Time, on Thursday, May 17, 2007, for shares held in our employee plans and by 11:59 p.m. Eastern Time, on Monday, May 21, 2007, for all other shares.

To vote over the Internet:

•	Log on to the Internet and go to the website: http://www.proxyvoting.com/omc
•	Have this proxy card ready
•	Follow the instructions that appear on your computer screen

To vote over the telephone:

•	On a touch-tone telephone, call 1-866-540-5760
•	Have this proxy card ready
•	Follow the recorded instructions

Your Internet or telephone authorization allows the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

If you elect to appoint your proxies by Internet or by telephone, you do NOT need to mail back your proxy card.